      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 2003


                                                              FILE NO. 333-46593
                                                              FILE NO. 811-08663
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 8


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 9


                             ---------------------

                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                           (Exact Name of Registrant)

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                              (Name of Depositor)

                            ------------------------


                        5000 WESTOWN PARKWAY, SUITE 440
                          WEST DES MOINES, IOWA 50266
                                 1-888-349-4650
          (Address and Telephone Number of Principal Executive Office)


                              DEBRA J. RICHARDSON
                        5000 WESTOWN PARKWAY, SUITE 440
                          WEST DES MOINES, IOWA 50266
               (Name and Address of Agent for Service of Process)

                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415


    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):


    /X/ IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / ON MAY 1, 2003 PURSUANT TO PARAGRAPH (b) OF RULE 485;



    / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;


    / / ON (DATE) PURSUANT TO PARAGRAPH (a) OF RULE 485.


    SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
CONTRACTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACT
    ------------------------------------------------------------------------

                                   PROSPECTUS


                                  May 1, 2003


American Equity Investment Life Insurance Company (the "Company") is offering the individual flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus. The Contract provides for growth of Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of American Equity Life Annuity Account (the "Account"), each of which invests in one of the following Investment
Options:


 American Century-Registered Trademark-
   VP Ultra-Registered Trademark- Fund
   VP Vista Fund
 Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth and Income Portfolio
   VIF International Equity Portfolio
 Dreyfus Socially Responsible Growth
  Fund, Inc.
 EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
 Franklin Templeton Variable Insurance Products Trust
   Franklin Real Estate Fund--Class 2
   Franklin Small Cap Fund--Class 2
   Franklin Small Cap Value
    Securities Fund--Class 2
   Franklin U.S. Government Fund--Class 2
   Mutual Shares Securities Fund--Class 2
   Templeton Growth Securities Fund--
    Class 2
 J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
 Summit Pinnacle Series
   Nasdaq-100 Index Portfolio
   Russell 2000 Small Cap Index
    Portfolio
   S&P MidCap 400 Index Portfolio
 T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
 T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.



Please note that the Contract and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.


You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   Issued By
               American Equity Investment Life Insurance Company
                        5000 Westown Parkway, Suite 440
                          West Des Moines, Iowa 50266
                                 1-888-349-4650

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                              -----------
DEFINITIONS.................................................           3
FEE TABLES..................................................           5
SUMMARY OF THE CONTRACT.....................................          12
THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS.................          14
      American Equity Investment Life Insurance Company.....          14
      American Equity Life Annuity Account..................          14
      Investment Options....................................          15
      Addition, Deletion or Substitution of Investments.....          21
DESCRIPTION OF ANNUITY CONTRACT.............................          21
      Issuance of a Contract................................          21
      Premiums..............................................          22
      Free-Look Period......................................          22
      Allocation of Premiums................................          22
      Variable Accumulated Value............................          23
      Transfer Privilege....................................          24
      Partial Withdrawals and Surrenders....................          24
      Transfer and Withdrawal Options.......................          26
      Death Benefit Before the Retirement Date..............          27
      Death Benefit After the Retirement Date...............          29
      Proceeds on the Retirement Date.......................          30
      Payments..............................................          30
      Abusive Trading Practices.............................          31
      Modification..........................................          31
      Reports to Owners.....................................          31
      Inquiries.............................................          31
THE DECLARED INTEREST OPTION................................          31
      Minimum Guaranteed and Current Interest Rates.........          32
      Transfers From Declared Interest Option...............          32
CHARGES AND DEDUCTIONS......................................          33
      Surrender Charge (Contingent Deferred Sales Charge)...          33
      Annual Administrative Charge..........................          34
      Transfer Processing Fee...............................          34
      Mortality and Expense Risk Charge.....................          34
      Investment Option Expenses............................          34
      Premium Taxes.........................................          35
      Other Taxes...........................................          35
PAYMENT OPTIONS.............................................          35
      Description of Payment Options........................          36
      Election of Payment Options and Annuity Payments......          36
YIELDS AND TOTAL RETURNS....................................          39
FEDERAL TAX MATTERS.........................................          40
      Introduction..........................................          40
      Tax Status of the Contract............................          41
      Taxation of Annuities.................................          42
      Transfers, Assignments or Exchanges of a Contract.....          44
      Withholding...........................................          44
      Multiple Contracts....................................          44
      Taxation of Qualified Contracts.......................          45
      Possible Charge for the Company's Taxes...............          47

                                                                 PAGE
                                                              -----------
      Other Tax Consequences................................          47
DISTRIBUTION OF THE CONTRACTS...............................          47
LEGAL PROCEEDINGS...........................................          48
VOTING RIGHTS...............................................          48
ADMINISTRATIVE SERVICES AGREEMENT...........................          49
FINANCIAL STATEMENTS........................................          49
CALCULATING VARIABLE ANNUITY PAYMENTS.......................  Appendix A
CONDENSED FINANCIAL INFORMATION.............................  Appendix B
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......     SAI-TOC


            The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

--------------------------------------------------------------------------------

DEFINITIONS
--------------------------------------------------------------------------------

ACCOUNT: American Equity Life Annuity Account.

ACCUMULATED VALUE: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

ADMINISTRATIVE OFFICE: The administrative office of the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

ANNUITANT: The person or persons whose life (or lives) determines the annuity benefits payable under the Contract and whose death determines the death benefit.


BENEFICIARY: The person(s) to whom the Company pays the proceeds on the death of the Owner/ Annuitant.



BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).


THE CODE: The Internal Revenue Code of 1986, as amended.

THE COMPANY ("WE", "US" OR "OUR"): American Equity Investment Life Insurance Company.

CONTRACT: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

CONTRACT ANNIVERSARY: The same date in each Contract Year as the Contract Date.

CONTRACT DATE: The date on which the Company receives a properly completed application at the Administrative Office. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

DECLARED INTEREST OPTION: An investment option under the Contract funded by the Company's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

    (a) a certified copy of the death certificate;


    (b) a certified copy of a court decree reciting a finding of death;



    (c)the Beneficiary's statement of election;



    (d)a copy of the Beneficiary's Form W-9; or



    (e) any other proof satisfactory to the Company.



FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company in or unit investment trust which the Account invests.


GENERAL ACCOUNT: The assets of the Company other than those allocated to the Account or any other separate account of the Company.


INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable surrender charge.

NON-QUALIFIED CONTRACT: A Contract that is not a Qualified Contract.

OWNER ("YOU" OR "YOUR"): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.


QUALIFIED CONTRACT: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.


RETIREMENT DATE: The date when the Company applies the Accumulated Value under a payment option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.


WRITTEN NOTICE: A written request or notice signed by the owner on a form satisfactory to the Company which the Company receives at our Administrative Office.

--------------------------------------------------------------------------------


FEE TABLES

--------------------------------------------------------------------------------


    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.



                                                         GUARANTEED
OWNER TRANSACTION EXPENSES                             MAXIMUM CHARGE            CURRENT CHARGE
Surrender Charge (as a percentage of amount       8.5%                      8.5%
withdrawn or surrendered)(1)
Transfer Processing Fee(2)                        $25                       $25



(1) The surrender charge is only assessed during the first nine Contract Years. The surrender charge declines to 0% in the tenth Contract Year. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")



(2) We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Contract Year.



   The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.



                                                         GUARANTEED
PERIODIC CHARGES                                       MAXIMUM CHARGE            CURRENT CHARGE
Annual Administrative Charge(3)                   $45                       $45
Separate Account Annual Expenses (as a
percentage of average variable accumulated
value)
  Mortality and Expense Risk Charge               1.40%                     1.40%
  Total Separate Account Annual Expenses          1.40%                     1.40%



(3) We currently deduct an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date.

   The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.



                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(4)



                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.31%      2.69%
---------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses After
Contractual Fee Waiver or Reimbursement(5)                     0.31%      1.25%
---------------------------------------------------------------------------------



(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:



                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses
that are deducted from Investment Option assets, including
management fees, distribution and/or service (12b-1) fees
and other expenses)                                            0.28%      1.15%
---------------------------------------------------------------------------------



(5) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.



                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)



                                                                     TOTAL EXPENSES
                                                                         (BEFORE           TOTAL AMOUNT         TOTAL EXPENSES
                                                                       CONTRACTUAL        OF CONTRACTUAL      (AFTER CONTRACTUAL
                           ADVISORY       OTHER         12B-1        FEE WAIVERS AND      FEE WAIVER OR        FEE WAIVERS AND
INVESTMENT OPTION            FEE         EXPENSES        FEE         REIMBURSEMENTS)      REIMBURSEMENT        REIMBURSEMENTS)
American Century
  VP
  Ultra-Registered Trademark-
  Fund                      1.00%         0.00%         0.00%             1.00%                0.00%                 1.00%(1)(2)
  VP Vista Fund             1.00%         0.00%         0.00%             1.00%                0.00%                 1.00%(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class               0.75%         0.03%         0.00%             0.78%                0.00%                 0.78%
  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class               0.75%         0.06%         0.00%             0.81%                0.00%                 0.81%
  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class               0.75%         0.08%         0.00%             0.83%                0.00%                 0.83%
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class               0.75%         0.05%         0.00%             0.80%                0.00%                 0.80%
  VIF International
  Equity
  Portfolio--Initial
  Share Class               0.75%         0.39%         0.00%             1.14%                0.00%                 1.14%
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class               0.75%         0.03%         0.25%             1.03%                0.00%                 1.03%

                                                                     TOTAL EXPENSES
                                                                         (BEFORE           TOTAL AMOUNT         TOTAL EXPENSES
                                                                       CONTRACTUAL        OF CONTRACTUAL      (AFTER CONTRACTUAL
                           ADVISORY       OTHER         12B-1        FEE WAIVERS AND      FEE WAIVER OR        FEE WAIVERS AND
INVESTMENT OPTION            FEE         EXPENSES        FEE         REIMBURSEMENTS)      REIMBURSEMENT        REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio       0.20%         0.11%         0.00%             0.31%                0.00%                 0.31%
  High Grade Bond
  Portfolio                 0.30%         0.16%         0.00%             0.46%                0.00%                 0.46%
  Managed Portfolio         0.45%         0.13%         0.00%             0.58%                0.00%                 0.58%
  Money Market
  Portfolio                 0.25%         0.27%         0.00%             0.52%                0.00%                 0.52%
  Strategic Yield
  Portfolio                 0.45%         0.16%         0.00%             0.61%                0.00%                 0.61%
  Value Growth
  Portfolio                 0.45%         0.14%         0.00%             0.59%                0.00%                 0.59%
Franklin Templeton
  Franklin Real
  Estate Fund--Class
  2                         0.53%         0.04%         0.25%             0.82%                0.00%                 0.82%(5)(6)
  Franklin Small Cap
  Fund--Class 2             0.53%         0.31%         0.25%             1.09%                0.00%                 1.09%(6)(7)
  Franklin Small Cap
  Value Securities
  Fund--Class 2             0.59%         0.20%         0.25%             1.04%                0.00%                 1.04%(6)(7)
  Franklin U.S.
  Government
  Fund--Class 2             0.50%         0.04%         0.25%             0.79%                0.00%                 0.79%(5)(6)
  Mutual Shares
  Securities
  Fund--Class 2             0.60%         0.21%         0.25%             1.06%                0.00%                 1.06%(6)(7)
  Templeton Growth
  Securities
  Fund--Class 2             0.81%         0.06%         0.25%             1.12%                0.00%                 1.12%(5)(6)

                                                                     TOTAL EXPENSES
                                                                         (BEFORE           TOTAL AMOUNT         TOTAL EXPENSES
                                                                       CONTRACTUAL        OF CONTRACTUAL      (AFTER CONTRACTUAL
                           ADVISORY       OTHER         12B-1        FEE WAIVERS AND      FEE WAIVER OR        FEE WAIVERS AND
INVESTMENT OPTION            FEE         EXPENSES        FEE         REIMBURSEMENTS)      REIMBURSEMENT        REIMBURSEMENTS)
J.P. Morgan Series
Trust II
  JPMorgan Mid Cap
  Value Portfolio           0.70%         1.99%         0.00%             2.69%                1.44%                 1.25%(8)
  JPMorgan Small
  Company Portfolio         0.60%         0.56%         0.00%             1.16%                0.01%                 1.15%(8)
Summit Pinnacle
Series
  Nasdaq-100 Index
  Portfolio                 0.35%         0.76%         0.00%             1.11%                0.46%                 0.65%(9)
  Russell 2000 Small
  Cap Index Portfolio       0.35%         0.98%         0.00%             1.33%                0.58%                 0.75%(9)
  S&P MidCap 400
  Index Portfolio           0.30%         0.51%         0.00%             0.81%                0.21%                 0.60%(9)
T. Rowe Price Equity
Series, Inc.
  Equity Income
  Portfolio                 0.85%         0.00%         0.00%             0.85%                0.00%                 0.85%(10)
  Mid-Cap Growth
  Portfolio                 0.85%         0.00%         0.00%             0.85%                0.00%                 0.85%(10)
  New America Growth
  Portfolio                 0.85%         0.00%         0.00%             0.85%                0.00%                 0.85%(10)
  Personal Strategy
  Balanced Portfolio        0.90%         0.00%         0.00%             0.90%                0.00%                 0.90%(10)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio                 1.05%         0.00%         0.00%             1.05%                0.00%                 1.05%(10)



(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.



(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.



(3) Total expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.61%, Growth & Income Portfolio 0.58%, Mid Cap Portfolio 0.88% and Overseas Portfolio 0.86%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Including this reimbursement, the management fee, other expenses and total expenses were 0.24%, 0.04 and 0.28%, respectively. This arrangement may be discontinued by the Fund's manager at any time.



(5) The Fund administration fee is paid indirectly through the management fee.



(6) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(7) For the Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund and Mutual Shares Securities Fund, the manager had agreed in advance to make estimated reductions of 0.05%, 0.03% and 0.01%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton Money Fund. These reductions are required by the Funds' Board of Trustees and an order of the Securities and Exchange Commission. Including these reductions, total expenses presented in the preceding table would have been 1.04%, 1.01% and 1.05%, respectively.



(8) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has agreed to reimburse certain expenses if they exceed a certain level. In addition, other service providers of the Mid Cap Value Portfolio may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Including these reimbursements, total expenses would have been 1.00% for the Mid Cap Value Portfolio.



(9) The Fund's adviser has agreed to pay other expenses, other than the advisory fee, to the extent they exceed 0.30% of the Nasdaq-100 Index and MidCap 400 Index Portfolios and 0.40% of the Russell 2000 Small Cap Index Portfolio.



(10) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

EXAMPLES



    The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses.



    Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.



    EXAMPLE 1



    The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



    1. If you surrender your Contract at the end of the applicable time period:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
 $1,304      $2,119      $2,941      $4,606



    2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
 $1,142      $1,639      $2,153      $3,022



    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7 or a variable annuity payment option:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
  $272        $835       $1,425      $3,022



    EXAMPLE 2



    The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



    1. If you surrender your Contract at the end of the applicable time period:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
 $1,089      $1,478      $1,883      $2,441



    2. If you annuitize at the end of the applicable time period and elect fixed annuity payment option 2 or 4:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
  $922        $960        $992        $393



    3. If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity payment options 1, 3, 5, 6 or 7 or a variable annuity payment option:



 1 YEAR      3 YEARS     5 YEARS    10 YEARS
   $32        $100        $174        $393



CONDENSED FINANCIAL INFORMATION



      Please refer to APPENDIX B for accumulation unit information for each Subaccount.

--------------------------------------------------------------------------------


SUMMARY OF THE CONTRACT

--------------------------------------------------------------------------------

  ISSUANCE OF A CONTRACT. The Contract is an individual flexible premium deferred variable annuity contract with a maximum issue age of 90 for Owners on the Contract Date (see "DESCRIPTION OF ANNUITY CONTRACT--Issuance of a Contract"). See "DISTRIBUTION OF THE CONTRACTS" for information on compensation of persons selling the Contracts. The Contracts are:

    - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

    - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and/or decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

  FREE-LOOK PERIOD. You have the right to return the Contract within 20 days after you receive it (see "DESCRIPTION OF ANNUITY CONTRACT--Free-Look Period"). If you return the Contract, it will become void and you will receive either the greater of:

    -   premiums paid, or

    - the Accumulated Value on the date the Company receives the returned Contract at our Administrative Office, plus administrative charges and any other charges deducted under the Contract.

  PREMIUMS. The minimum initial premium amount the Company accepts is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CONTRACT--Premiums.")

  ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums").

    - The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

    - At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

  TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Transfer Privilege").

    - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

    - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

    - The Company waives fees for the first twelve transfers during a Contract Year.

    - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.


  PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--PARTIAL WITHDRAWALS"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")

  SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CONTRACT--Partial Withdrawals and Surrenders--SURRENDERS"). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See "FEDERAL TAX MATTERS.")



  DEATH BENEFIT. We will pay a death benefit if the Owner dies prior to the Retirement Date (see DESCRIPTION OF ANNUITY CONTRACT--Death Benefit Before the Retirement Date--DEATH OF AN ANNUITANT).


CHARGES AND DEDUCTIONS

  Your Contract will be assessed the following charges and deductions:

  SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER"). We deduct this charge from the amount surrendered.


                CONTRACT YEAR IN WHICH                  CHARGE AS A PERCENTAGE
                  WITHDRAWAL OCCURS                       OF AMOUNT WITHDRAWN
1                                                                 8.5%
2                                                                   8
3                                                                 7.5
4                                                                   7
5                                                                 6.5
6                                                                   6
7                                                                   5
8                                                                   3
9                                                                   1
10 and after                                                        0


  You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

  We reserve the right to waive the surrender charge as provided in the Contract. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

  ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

    -   with an initial premium payment of $50,000 or greater, or

    -   if the Accumulated Value is $50,000 or greater on your Contract
        Anniversary.

  We may terminate this waiver at any time.

  TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

  MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
  DEDUCTIONS--Mortality and Expense Risk Charge").


  INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled "Annual Investment Option Operating Expenses" lists these fees.


ANNUITY PROVISIONS

  On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

    -   under a payment option, or

    -   in a lump sum (see "PAYMENT OPTIONS").

FEDERAL TAX MATTERS


  The Contract's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See "FEDERAL TAX MATTERS.")


--------------------------------------------------------------------------------

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY


    The Company was incorporated on December 19, 1980 in the State of Iowa and is principally engaged as a full-service underwriter of annuity and insurance products. We market these products through a network of over 40,000 independent agents in the states of Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming and the District of Columbia.

--------------------------------------------------------------------------------

AMERICAN EQUITY LIFE ANNUITY ACCOUNT

    On January 12, 1998, we established the Account pursuant to the laws of the State of Iowa. The Account:

        -   will receive and invest premiums paid to it under the Contract;

        - will receive and invest premiums for other variable annuity contracts we issue;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

    We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Company only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company.

--------------------------------------------------------------------------------

INVESTMENT OPTIONS


    There are currently 30 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Options.


    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.


AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra-Registered Trademark- Fund    -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests in common stocks focusing on blue chip companies
                                          with total market values of more than $5 billion at the
                                          time of purchase, including multi-national companies.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to maximize capital appreciation. To
Developing Leaders Portfolio--Initial     pursue this goal, under normal circumstances, the
Share Class                               Portfolio invests primarily in small cap companies. Small
                                          cap companies are defined as those with total market
                                          values of less than $2 billion at the time of purchase.
                                          The Portfolio seeks companies characterized by new or
                                          innovative products, services or processes having the
                                          potential to enhance earnings or revenue growth.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consists of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio normally invests at least 80% of its assets
                                          in stocks chosen through a disciplined investment process
                                          to create a blended portfolio of growth and value stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk. To pursue this goal, the
                                          Portfolio invests in stocks, bonds and money market
                                          instruments of domestic and foreign issuers.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth. To pursue this goal,
International                             the Portfolio invests in growth stocks of foreign
Equity Portfolio--Initial Share Class     companies. Normally, the Portfolio invests at least 80%
                                          of its assets in stocks, including common stocks and
                                          convertible securities, including those issued in initial
                                          public offerings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund normally invests at least
                                          80% of its assets in the common stocks of companies that
                                          meet, in the opinion of fund management, traditional
                                          investment standards and conduct their business in a
                                          manner that contributes to the enhancement of the quality
                                          of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in debt
                                          and income-bearing securities rated Baa or lower by
                                          Moody's Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.


FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small Cap and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Franklin Real Estate Fund              -  This Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests at least
                                          80% of its net assets in investments of companies
                                          operating in the real estate sector. The Fund invests
                                          primarily in equity real estate investment trusts
                                          (REITS).
Franklin Small Cap Fund                -  This Fund seeks long-term capital growth. The Fund
                                          normally invests at least 80% of its net assets in
                                          investments of small capitalization companies. For this
                                          Fund, small cap companies are those with market
                                          capitalization values not exceeding: (i) $1.5 billion;
                                          or (ii) the highest market capitalization value in the
                                          Russell 2000-Registered Trademark- Index; whichever is
                                          greater at the time of purchase.
Franklin Small Cap Value Securities    -  This Fund seeks long-term total return. The Fund normally
Fund                                      invests at least 80% of its net assets in investments of
                                          small capitalization companies. For this Fund, small cap
                                          companies are those with market cap values not exceeding
                                          $2.5 billion at the time of purchase. The Fund's manager
                                          invests in small companies that it believes are
                                          undervalued.
Franklin U.S. Government Fund          -  This Fund seeks income. The Fund normally invests at
                                          least 80% of its net assets in U.S. government
                                          securities, primarily fixed and variable rate
                                          mortgage-backed securities, a substantial portion of
                                          which is in Ginnie Maes.
Mutual Shares Securities Fund          -  This Fund seeks capital appreciation with income as a
                                          secondary objective. The Fund normally invests mainly in
                                          U.S. equity securities that the Fund's manager believes
                                          are available at market prices less than their intrinsic
                                          value on certain recognized or objective criteria,
                                          including undervalued stocks, restructuring companies and
                                          distressed companies.
Templeton Growth Securities Fund       -  This Fund seeks long-term capital growth. The Fund
                                          normally invests mainly in equity securities of companies
                                          located anywhere in the world, including those in the
                                          U.S. and in emerging markets.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing at least 80% of the value of its assets in a
                                          broad portfolio of common stocks of companies with market
                                          capitalizations of $1 billion to $20 billion at the time
                                          of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing at least 80% of the value of its assets in
                                          small U.S. companies whose market capitalizations are
                                          equal to those within the universe of the S&P SmallCap
                                          600 Index stocks.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Nasdaq-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the Nasdaq-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Nasdaq-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.


T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid-Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. American Equity Capital, Inc., the principal underwriter of the Contracts, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options.

    Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

--------------------------------------------------------------------------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

    We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Contract Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

    In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

    If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

    In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

--------------------------------------------------------------------------------

DESCRIPTION OF ANNUITY CONTRACT
--------------------------------------------------------------------------------

ISSUANCE OF A CONTRACT


    You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of American Equity Capital, Inc., the distributor and principal underwriter of the Contracts, a broker-dealer having a selling agreement with American Equity Capital, Inc. or a broker-dealer having a selling agreement with such broker-dealer. Your Contract Date will be the date the properly completed application is received at our Administrative Office. See "DESCRIPTION OF ANNUITY CONTRACT--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sell Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Contract are appropriate for your needs prior to purchasing a Qualified Contract. We do apply a maximum age of 90 for owners on the Contract Date.


    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Office on a timely basis.
--------------------------------------------------------------------------------

PREMIUMS

    The minimum initial premium amount the Company will accept is $1,000 for Qualified Contracts and $5,000 for Non-Qualified Contracts. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.

    You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Administrative Office.


    If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators.

--------------------------------------------------------------------------------

FREE-LOOK PERIOD

    We provide for an initial "free-look" period during which time you have the right to return the Contract within 20 days after you receive it. (Certain states may provide for a 30 day free-look period in a replacement situation.) If you return the Contract, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Contract at our Administrative Office, plus administrative charges and any other charges deducted from the Account.
--------------------------------------------------------------------------------

ALLOCATION OF PREMIUMS

    Upon receipt at our Administrative Office of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.


    You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 10% in each Investment Option. All percentages must be in whole numbers.)


        - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract date. We will also allocate any additional premium received during this 10-day period to the Money Market Subaccount.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.


        - We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Office, unless the allocation percentages are changed.

        - You may change your allocation instructions at any time by sending Written Notice to our Administrative Office. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.


        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

    Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.
--------------------------------------------------------------------------------

VARIABLE ACCUMULATED VALUE

    The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.


    CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Contract's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.



    DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:


        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

    We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.


    DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by
    (b) where:


          (a) is the net result of:


                  1. the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus



                  2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus



                  3. the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

                  4. any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus



                  5. the daily amount charged for mortality and expense risks for each day of the current Valuation Period.



          (b) is the number of units outstanding at the end of the preceding Valuation Period.

--------------------------------------------------------------------------------

TRANSFER PRIVILEGE


    You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your signed written request at our Administrative Office.


        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

        - The Company may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Contract Year.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")


    All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.


    You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-888-349-4650 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

    We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

    CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Administrative Office.
--------------------------------------------------------------------------------

PARTIAL WITHDRAWALS AND SURRENDERS


    PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.


        -   The minimum amount which you may partially withdraw is $500.

        - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

    We will process your partial withdrawal based on the net asset value next determined after we receive your written request at our Administrative Office. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. You may elect to have any applicable surrender charge deducted from your remaining Accumulated Value or the amount partially withdrawn. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

    You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Office.

    Should your partial withdrawal result in a full surrender of you Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your written request. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original written request at our Administrative Center.


    SURRENDER. You may surrender your Contract upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your written request and your Contract at our Administrative Office. You may choose to have the Net Accumulated Value distributed to you as follows:


        -   under a payment option, or

        -   in a lump sum.


    FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Contract via facsimile.



        - Facsimile requests must be directed to 1-515-226-6870 at our Administrative Office. We are not liable for the timely processing of any misrouted facsimile request.



        - A request must identify your name and account number. We may require your address or social security number be provided for verification purposes.



        - We will compare your signature to your original Contract application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.



        - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Office.



        - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.



        - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.



            CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Administrative Office. We are not liable for any processing delays related to a failure of the telephone system.



        - We reserve the right to deny any transaction request made by facsimile.



    We may terminate this privilege at any time.


    SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Contracts."
--------------------------------------------------------------------------------

TRANSFER AND WITHDRAWAL OPTIONS


    You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to the Administrative Office. The options selected will remain in effect until we receive a written termination request from you at the Administrative Office.


    AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

        - Under the asset rebalancing program the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - Rebalancing will occur on the fifth Business Day of the month following your Contract Anniversary.

        - This feature is free and is not considered in the twelve free transfers during a Contract Year.


        - This feature cannot be utilized in combination with the dollar cost averaging program.


    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    To participate in dollar cost averaging program, you must place at least $1,200 in a single "source account." Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Administrative Office.

        - This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.


        - This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.


    SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).


        -   The minimum amount which you may withdraw is $100.


        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

        - You may annually withdraw a maximum of 10% of Accumulated Value without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."

        - Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

        - Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

        - You may change the amount and frequency upon written request to our Administrative Office.


        - This feature cannot be utilized in combination with the dollar cost averaging program.


    We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.
--------------------------------------------------------------------------------

DEATH BENEFIT BEFORE THE RETIREMENT DATE

    DEATH OF OWNER. If an Owner dies prior to the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. (In the latter event, the surviving Annuitant becomes the Owner.)

    The surviving Owners or new Owners are afforded the following options:

             1. If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner.

             2. If the surviving Owner or the new Owner is not the spouse of the deceased Owner:

                  (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Owner's death, or

                  (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity payment options, with payments beginning within one year after the date of the Owner's death and with payments being made over the lifetime of the Owner, or over a period that does not exceed the life expectancy of the Owner.

    Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner's death until the date that the Net Accumulated Value is paid.

    Other rules may apply to a Qualified Contract.

    DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner's estate.

    If the Annuitant's age on the Contract Date was less than 76, we will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.


    On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount:
    (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.



    We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the oldest Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.


    If the Annuitant's age on the Contract Date was 76 or older, the death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

        -   the Accumulated Value.

    A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

          (a) is the death benefit immediately prior to withdrawal;

          (b) is the amount of the partial withdrawal (including applicable surrender charges); and

          (c) is the Accumulated Value immediately prior to withdrawal.

    We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant's death unless the Owner or Beneficiary elects a payment option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

    If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an annuity payment option if:

        - payments under the option begin within 1 year of the Annuitant's death, and

        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

    If the Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner.

    Other rules may apply to a Qualified Contract.

    INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. This rider may not be available on certain Qualified Contracts.

    If the Annuitant's age on the Contract Date is less than 76, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

        a)   is the Accumulated Value; and

        b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

    The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

    This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

    The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Contract.


                            TOTAL       ACCUMULATED                               INCREMENTAL
DATE                    PREMIUMS PAID      VALUE        GAIN     DEATH BENEFIT   DEATH BENEFIT
5/1/2004                   $100,000       $100,000    $      0     $100,000         $     0
5/1/2024                   $100,000       $450,000    $350,000     $450,000         $50,000



    If we receive Due Proof of Death on May 1, 2024, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

--------------------------------------------------------------------------------

DEATH BENEFIT AFTER THE RETIREMENT DATE

    If an Owner dies on or after the Retirement Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Retirement Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

    If the Annuitant dies before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

    Other rules may apply to a Qualified Contract.

--------------------------------------------------------------------------------

PROCEEDS ON THE RETIREMENT DATE

    You select the Retirement Date. For Non-Qualified Contracts, the Retirement Date may not be after the later of the Annuitant's age 95 or 10 years after the Contract Date. For Qualified Contracts, the Retirement Date must be no later than the Annuitant's age 70 1/2 or such other date as meets the requirements of the Code.


    On the Retirement Date, we will apply the proceeds under a life income annuity payment option with ten years guaranteed, unless you choose to have the proceeds paid under another option or in a lump sum. (See "PAYMENT OPTIONS.") If a payment option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.


    You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:


        - we must receive a Written Notice at the Administrative Office at least 30 days before the current Retirement Date;



        - the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and


        - the requested Retirement Date must be no later than the Annuitant's 70th birthday for Qualified Contracts or age 95 for Non-Qualified Contracts, or any earlier date required by law.
--------------------------------------------------------------------------------

PAYMENTS

    We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Administrative Office. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of Owners; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

    If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

    We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.


    If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about your account to government regulators.

--------------------------------------------------------------------------------


ABUSIVE TRADING PRACTICES



    We do not permit excessive trading or market timing activities. Such practices can disrupt the management strategies of the Investment Options and increase expenses, which are borne by all Owners. We reserve the right to reject excessive transfers or purchases by market timers if the trade would disrupt the management of the Account or any Investment Option. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Owners. These modifications may include, but are not limited to, requiring a minimum time period between each transfer or limiting the dollar amount that an Owner may transfer at any one time.

--------------------------------------------------------------------------------

MODIFICATION

    You may modify your Contract only if one of our officers agrees in writing to such modification.

    Upon notification to you, we may modify your Contract if:

        - necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

        - necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

    We will make the appropriate endorsement to your Contract in the event of most such modifications.
--------------------------------------------------------------------------------

REPORTS TO OWNERS

    We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.
--------------------------------------------------------------------------------

INQUIRIES

    You may contact the Company in writing at our Administrative Office if you have any questions regarding your Contract.

--------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------

    You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

    IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THIS INVESTMENT OPTION.

    The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Company's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company's general liabilities from business operations.
--------------------------------------------------------------------------------

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

    The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

    Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

    We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

    CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        - amounts allocated and transferred to the Declared Interest Option, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.
--------------------------------------------------------------------------------

TRANSFERS FROM DECLARED INTEREST OPTION


    You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

--------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

    CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Contract during the first nine Contract Years.


                CONTRACT YEAR IN WHICH                   CHARGE AS PERCENTAGE
                  WITHDRAWAL OCCURS                      OF AMOUNT WITHDRAWAL
1                                                                 8.5%
2                                                                   8
3                                                                 7.5
4                                                                   7
5                                                                 6.5
6                                                                   6
7                                                                   5
8                                                                   3
9                                                                   1
10 and after                                                        0


    If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

    If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawals in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year. If you subsequently surrender your Contract during the Contract Year, we will apply a surrender charge to any partial withdrawals you've taken during the Contract Year.


    SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive payment option 1 or a life contingent payment option. If you select fixed annuity payments under payment options 2 or 4, we assess a surrender charge by adding 1/2 the number of years for which payments will be made to the number of Contract Years since your Contract inception and applying this sum in the Table of Surrender Charges.

    WAIVER OF SURRENDER CHARGE. You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the first Policy Year if the Annuitant is terminally ill (as defined in your Contract), stays in a qualified nursing center for 90 days, or is required to satisfy minimum distribution requirements in accordance with the Code. (The waiver for terminal illness or nursing home stay is only available for Annuitants with an issue age of 76 or below.) We must receive written notification, before the Retirement Date, at our Administrative Office in order to activate this waiver.

--------------------------------------------------------------------------------

ANNUAL ADMINISTRATIVE CHARGE

    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

    We currently waive the annual administrative charge:

        -   with an initial premium payment of $50,000 or greater, or

        - if the Accumulated Value is $50,000 or greater on your Contract Anniversary.

    We may terminate this waiver at any time.
--------------------------------------------------------------------------------

TRANSFER PROCESSING FEE

    We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

    We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks.

    The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

    We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.
--------------------------------------------------------------------------------

INVESTMENT OPTION EXPENSES

    The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

--------------------------------------------------------------------------------

PREMIUM TAXES

    Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.
--------------------------------------------------------------------------------

OTHER TAXES

    Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

--------------------------------------------------------------------------------

PAYMENT OPTIONS
--------------------------------------------------------------------------------


    The accumulation phase of your Contract ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CONTRACT--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a payment option, unless you elect to receive this amount in a single sum. Should you not elect a payment option on the Retirement Date, proceeds attributable to the Declared Interest Option will be paid as a life income fixed annuity with payments guaranteed for ten years and proceeds attributable to the Subaccounts will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a payment option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a payment option. Although tax consequences may vary depending on the payment option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.



    Prior to the Retirement Date, you may elect to have your proceeds applied under a payment option, or a Beneficiary can have the death benefit applied under a payment option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a supplemental agreement to be issued for the payment option. The supplemental agreement will show the rights and benefits of the payee(s) under the payment option selected.


    You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments (available under all payment options), variable annuity payments (available under options 3 and 7 only), or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

    The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

    Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.
--------------------------------------------------------------------------------

DESCRIPTION OF PAYMENT OPTIONS

    OPTION 1--INTEREST INCOME. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED TERM. The proceeds are paid in equal installments for a fixed number of years.

    OPTION 3--LIFE INCOME OPTION WITH TERM CERTAIN. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years.

    OPTION 4--INCOME FOR FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest are exhausted.

    OPTION 5--JOINT AND TWO-THIRDS TO SURVIVOR MONTHLY LIFE INCOME. The proceeds are paid in equal installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for their lifetime.

    OPTION 6--JOINT AND ONE-HALF TO SURVIVING SPOUSE. The proceeds are paid in equal monthly installments while two payees live. When the principal payee dies, the payment to the surviving spouse is reduced by 50%. If the spouse of the principal payee dies first, the payment to the principal payee is not reduced.

    OPTION 7--JOINT AND 100% TO SURVIVOR MONTHLY LIFE INCOME OPTION. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

    ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.
--------------------------------------------------------------------------------

ELECTION OF PAYMENT OPTIONS AND ANNUITY PAYMENTS

    While the Annuitant is living, you may elect, revoke or change a payment option at any time before the Retirement Date. Upon an Annuitant's death, if a payment option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

    We will initiate an election, revocation or change of a payment option upon receipt of your written request at the Administrative Office.

    We have provided a brief description of the available payment options above. The term "effective date" means the date as of which the proceeds are applied to a payment option. The term "payee" means a person who is entitled to receive payment under a payment option.

    FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

        -   the form and duration of the payment option chosen;

        -   the payee's age and sex;

        - the amount of proceeds applied to purchase the fixed annuity payments, and

        -   the applicable annuity purchase rates.

    We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

    We reserve the right to refuse the election of a payment option, and to make a lump sum payment to the payee if:

           (1) the total proceeds would be less than $2,000;

           (2) the amount of each payment would be less than $20; or

           (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

    Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other payment option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected payment option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

    VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options 3 and 7. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate in the Contract for the selected payment option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the dollar amount of proceeds being applied to a payment option;

        -   the payment option selected;

        -   the age and sex of the Annuitant; and


        - the assumed interest rate used in the variable payment option tables (5% per year).


    We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date by the annuity purchase rate for the selected payment option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


    An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is an transfer of annuity units (see "VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS" below).


    We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

    The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

           (a) is the annuity unit value for the immediately preceding Valuation Period;

           (b) is the net investment factor for that Valuation Period (described below); and


           (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity payment options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.


    We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

        (x)  is the net result of:

           1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

           2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

           3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

           4. any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount.

        (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period

        (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

    If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

    For variable annuity payments, we reserve the right to:

           (1) refuse the election of a payment option if total proceeds are less than $5,000;

           (2) refuse to make payments of less than $50 each; or

           (3) make payments at less frequent intervals if payments will be less than $50 each.


    VARIABLE PAYMENT OPTIONS--TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.



    VARIABLE PAYMENT OPTIONS--SURRENDERS. By written request, a payee may make a full surrender of the payments remaining in the guarantee period of a variable payment option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a payment option.

    The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable payment option.



    The commuted value is the present value of the remaining stream of payments, in the guarantee period of a variable payment option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. We assume that each payment under a variable payment option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.


    Please refer to APPENDIX A for more information on variable annuity payments.

--------------------------------------------------------------------------------

YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

    The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

    The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

    Each Investment Option's yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

    In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

    The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

    We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

--------------------------------------------------------------------------------

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

    This discussion is based on the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

    A Contract may be purchased on a non-qualified basis ("Non-Qualified Contract") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Contract"). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a) 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company's tax status. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

        -   receiving distributions from a Qualified Contract

    in order to continue to receive favorable tax treatment.

    Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
--------------------------------------------------------------------------------

TAX STATUS OF THE CONTRACT

    The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Although the investment adviser of EquiTrust Variable Insurance Series Fund is an affiliate of the Company, we do not have control over the Fund or its investments. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.


    OWNER CONTROL. In certain circumstances, Owners of Contracts may be considered the Owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the Contract Owner's gross income. The IRS has stated in published rulings that a Contract Owner will be considered the Owner of separate account assets if the Contract Owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the Owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as Owners of the underlying assets."



    The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that Contract Owners were not Owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Accumulated Values. These differences could result in a Contract Owner being treated as the Owner of a pro-rata portion of the assets of the Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the Owner of the assets of the Account.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

        - if any Owner dies on or after the Retirement Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

        - if any Owner dies prior to the Retirement Date, the interest in the Contract will be distributed within five years after the date of the Owner's death.

    These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner's death. An Owner's designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

    Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.
--------------------------------------------------------------------------------

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CONTRACTS WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

    IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

    NON-NATURAL OWNER. A non-natural Owner of an annuity Contract generally must include any excess of cash value over the "investment in the contract" as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

        - the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Contract is issued in connection with certain Qualified Plans;

        - the Contract is purchased by an employer upon the termination of certain Qualified Plans;

        - the Contract is used in connection with a structured settlement agreement; or

        - the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

    THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CONTRACTS OWNED BY NATURAL PERSONS.

    PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

    Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the Contract at that time. Any additional amount withdrawn is not taxable.

    In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

    Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Contract for another and the Contract received is treated as a new Contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to
    Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

        - if distributed under a payment option, they are taxed in the same way as annuity payments.

    For these purposes, the investment in the Contract remains the amount of any purchase payments which were not excluded from gross income.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity Contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

    Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

    ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals you should consult your tax adviser prior to selecting any optional benefit under the Contract.
--------------------------------------------------------------------------------

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

    Certain tax consequences may result upon:

        -   a transfer of ownership of a Contract,

        - the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

        -   the selection of certain Retirement Dates, or

        -   the exchange of a Contract.

    An Owner contemplating any of these actions should consult their tax adviser.
--------------------------------------------------------------------------------

WITHHOLDING

    Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner's tax status. The Owner generally can elect not to have withholding apply.


    Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, governmental section 457 plan or IRA.

--------------------------------------------------------------------------------

MULTIPLE CONTRACTS


    All non-qualified deferred annuity Contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity Contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one annuity Contract.

--------------------------------------------------------------------------------

TAXATION OF QUALIFIED CONTRACTS

    The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

    Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For Roth IRAs under
    Section 408A, distributions are not required during the Owner's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

    CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Owner's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

    The Internal Revenue Service has not yet reviewed the Contract for use as any type of IRA. Individuals using the Contract in such a manner may want to consult their tax adviser.

    SEP IRAS. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

    SIMPLE IRAS. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

    Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   severance of employment,


        -   disability, or

        -   financial hardship.

    In addition, income attributable to elective contributions may not be distributed in the case of hardship.

    DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

    RESTRICTIONS UNDER QUALIFIED CONTRACTS. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
--------------------------------------------------------------------------------

POSSIBLE CHARGE FOR THE COMPANY'S TAXES

    The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.
--------------------------------------------------------------------------------

OTHER TAX CONSEQUENCES

    As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

--------------------------------------------------------------------------------

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------

    The Contracts will be offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Contracts, but reserve the right to do so. Applications for Contracts are solicited by agents, who in addition to being licensed by applicable state insurance authorities to sell the variable annuity contracts and variable life insurance policies for the Company, are also registered representatives of broker-dealers having selling agreements with American Equity Capital, Inc., distributor and principal underwriter of the Contracts, or broker-dealers having selling agreements with such broker-dealers. The broker-dealers are registered with the SEC under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").

    American Equity Capital, Inc. serves as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Account pursuant to an Underwriting Agreement between the Company and American Equity
    Capital, Inc. and is not obligated to sell any specific number of Contracts. American Equity Capital, Inc.'s principal business address is the same as that of the Company.


    The Company may pay broker-dealers with selling agreements up to an amount equal to 9% of the premiums paid under a Contract during the first Contract Year, 4% of the premiums paid in the second through ninth Contract Years and 2% of the premiums paid in the tenth and subsequent Contract Years, as well as other distribution expenses such as production incentive bonuses, agent's insurance and pension benefits, and agency expense allowances. These distribution expenses do not result in any additional charges against the Contracts that are not described under "CHARGES AND DEDUCTIONS."


    Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

--------------------------------------------------------------------------------

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


    The Company is occasionally involved in litigation, both as a defendant and as a plaintiff. In addition, state regulatory bodies, such as state insurance departments, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning the Company's compliance with, among other things, insurance laws, securities laws, the Employee Retirement Income Security Act of 1974, as amended and laws governing the activities of broker-dealers.



    Companies in the life and annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. The Company is currently a defendant in two purported class action lawsuits alleging improper sales practices.



    The Company is, from time to time, subject to other legal proceedings and claims in the ordinary course of business, none of which the Company believes are likely to have a material adverse effect on our financial position, results of operations or cash flows. There can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company's financial position, results of operations or cash flows. The Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account or the ability of American Equity
    Capital, Inc. to perform its contract with the Account.


--------------------------------------------------------------------------------

VOTING RIGHTS
--------------------------------------------------------------------------------

    To the extent required by law, the Company will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

    The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

    The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

    The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGREEMENT

--------------------------------------------------------------------------------


    The Contracts are administered by EquiTrust Life Insurance Company ("EquiTrust Life"), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative services agreement between the Company and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Contracts and provides other services.


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the consolidated related statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, and the financial statement schedules, as well as the related Reports of Independent Auditors are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.


    The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

CALCULATING VARIABLE ANNUITY PAYMENTS

    The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental agreement issued for proceeds from a HYPOTHETICAL Contract.

     WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. The chart assumes that the first monthly payment in the initial year shown is $1,000.


     HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.62%, 7.23%, 9.62%, and 12.00%. Net of all expenses, these constant returns are: (2.23)%, 1.39%, 5.00%, 7.39%, and 9.77%. The first variable annuity payment for each year reflects the 5% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.83% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.


    THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL AGREEMENTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE COMPANY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CONTRACT OR AGREEMENT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the payment option selected and for the life contingent options, upon the life of the payee. See the Prospectus section titled "PAYMENT OPTIONS--Election of Payment Options and Annuity Payments."


     ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL AGREEMENT AND CONTRACT ARE BASED. The chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:


        -   The hypothetical Contract is a Non-Qualified Contract

        - The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

        - The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.62%, 7.23%, 9.62%, and 12.00%



        -   Assumed Interest Rate is 5% per year


        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity payment option selected results in an initial variable annuity payment of $1,000

    For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "PAYMENT OPTIONS."


     ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see "PAYMENT OPTIONS."


     THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

        -   the amount of proceeds applied

        -   the annuity payment option selected

        - the annuity purchase rates in the supplemental agreement on the effective date

        - the Assumed Interest Rate under the supplemental agreement on the effective date

        -   the age of the payee

        -   in most cases, the sex of the payee


    For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the payment option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "PAYMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net Assumed Interest Rate.

                   INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
     ASSUMING A CONSTANT RATE OF RETURN UNDER ALTERNATIVE INVESTMENT SCENARIOS




      CONTRACT          0.00% GROSS   3.62% GROSS   7.23% GROSS   9.62% GROSS   12.00% GROSS
        YEAR            -2.23% NET     1.39% NET     5.00% NET     7.39% NET     9.77% NET
          1               $1,000        $1,000        $1,000        $1,000         $1,000
          2                  931           966         1,000         1,023          1,045
          3                  867           932         1,000         1,046          1,093
          4                  807           900         1,000         1,070          1,143
          5                  752           869         1,000         1,094          1,194
          6                  700           840         1,000         1,119          1,249
          7                  652           811         1,000         1,145          1,305
          8                  607           783         1,000         1,171          1,365
          9                  565           756         1,000         1,197          1,427
         10                  526           730         1,000         1,225          1,492
         11                  490           705         1,000         1,252          1,559
         12                  456           681         1,000         1,281          1,630
         13                  425           657         1,000         1,310          1,704
         14                  396           635         1,000         1,340          1,782
         15                  368           613         1,000         1,370          1,863
         16                  343           592         1,000         1,402          1,947
         17                  319           571         1,000         1,433          2,036
         18                  297           552         1,000         1,466          2,128
         19                  277           533         1,000         1,499          2,225
         20                  258           514         1,000         1,534          2,326
         21                  240           497         1,000         1,569          2,432
         22                  224           480         1,000         1,604          2,542
         23                  208           463         1,000         1,641          2,658
         24                  194           447         1,000         1,678          2,778
         25                  180           432         1,000         1,716          2,904

--------------------------------------------------------------------------------


APPENDIX B

--------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION



    The Account commenced operations on July 1, 1998; however, no premiums were received until August 1, 1998. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.*




                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Appreciation
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.668918          4,419.138022
  2000                                             10.668918         10.467896         10,103.724517
  2001                                             10.467896          9.361070          9,654.438405
  2002                                              9.361070          7.687972          8,164.229935
Dreyfus Small Cap
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.663211          3,290.426367
  2000                                             10.663211         12.160753          5,996.829127
  2001                                             12.160753         11.258663          6,205.983080
  2002                                             11.258663          8.979029          1,583.263584
Disciplined Stock
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.387477          2,592.882489
  2000                                             11.387477         10.242938        166,851.601906
  2001                                             10.242938          8.759833        166,835.603978
  2002                                              8.759833          6.684298        165,244.214357
Growth and Income
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.511224          2,663.570748
  2000                                             11.511224         10.992458          6,999.051331
  2001                                             10.992458         10.205807          7,219.514122
  2002                                             10.205807          7.514161          3,413.549243
International Equity
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.291372            499.011968
  2000                                             11.291372          9.363963          1,499.082130
  2001                                              9.363963          6.538351          1,526.025360
  2002                                              6.538351          5.419963            979.512175


                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Socially Responsible Growth(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Blue Chip
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.244734          4,686.889920
  2000                                             11.244734         10.144447          8,543.940492
  2001                                             10.144447          8.873779          8,664.050267
  2002                                              8.873779          7.081249          3,880.135960
High Grade Bond
  1998                                            $10.000000        $10.216450          5,001.148000
  1999                                             10.216450         10.030807          5,147.564821
  2000                                             10.030807         10.994750          5,445.099867
  2001                                             10.994750         11.829575          5,443.355497
  2002                                             11.829575         12.643350          5,759.327325
Managed(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Money Market
  1998                                            $10.000000        $10.012353          4,950.136990
  1999                                             10.012353         10.079893              0.000000
  2000                                             10.079893         10.326608             18.866795
  2001                                             10.326608         10.515380             27.411277
  2002                                             10.515380         10.503692             23.455563
Strategic Yield
  1998                                            $10.000000        $10.156478          5,001.147000
  1999                                             10.156478          9.940766          5,001.147000
  2000                                              9.940766         10.102859          5,494.359490
  2001                                             10.102859         10.882606          5,451.348583
  2002                                             10.882606         11.318284          5,931.162431
Value Growth
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000          8.963638            906.749000
  2000                                              8.963638         10.321302          1,928.821585
  2001                                             10.321302         10.889249          1,937.043564
  2002                                             10.889249          9.617595            219.052894
Equity Income
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.217649          2,566.930987
  2000                                             10.217649         11.460175          4,617.141591
  2001                                             11.460175         11.466675          4,827.023672
  2002                                             11.466675          9.824412          1,590.874810


                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
International Stock
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.833490            263.768180
  2000                                             10.833490          8.805484          2,141.506423
  2001                                              8.805484          6.753501          2,026.117912
  2002                                              6.753501          5.441346          1,384.968054
Mid-Cap Growth
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.264699          1,338.170684
  2000                                             11.264699         12.087553        154,414.680425
  2001                                             12.087553         11.810288        154,190.957790
  2002                                             11.810288          9.171584        151,520.472263
New America Growth
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         11.426304          1,297.934149
  2000                                             11.426304         10.130990          3,352.765992
  2001                                             10.130990          8.806574          3,346.078791
  2002                                              8.806574          6.224905          1,947.624911
Personal Strategy Balanced
  1998                                            $10.000000        $10.000000              0.000000
  1999                                             10.000000         10.519260            148.923974
  2000                                             10.519260         10.977704          1,057.064372
  2001                                             10.977704         10.564359          1,058.862112
  2002                                             10.564359          9.606031            224.713004
VP Ultra(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
VP Vista(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Franklin Small Cap(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Small Cap Value Securities(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
U.S. Government(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.263351             95.500000


                                                 ACCUMULATION      ACCUMULATION
                                                 UNIT VALUE AT     UNIT VALUE AT   NUMBER OF UNITS AT
SUBACCOUNT                                     BEGINNING OF YEAR    END OF YEAR       END OF YEAR
Mutual Shares Securities(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Growth Securities(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Mid-Cap Value(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Small Company(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Nasdaq-100 Index(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
Russell 2000 Small Cap Index(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000
S&P MidCap 400 Index(1)
  2001                                            $10.000000        $10.000000              0.000000
  2002                                             10.000000         10.000000              0.000000



  * The Franklin Real Estate Fund Subaccount was not part of the Account at December 31, 2002; therefore, accumulation unit information is not available.



    (1) Available October 1, 2001.

--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     2
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     7
      Effect of the Administrative Charge on Performance
       Data.................................................     8
ADMINISTRATIVE SERVICES AGREEMENT...........................     8
LEGAL MATTERS...............................................     8
EXPERTS.....................................................     8
OTHER INFORMATION...........................................     8
FINANCIAL STATEMENTS........................................     9


                                    SAI-TOC

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

City, State, Zip
-------------------------------------------------------------------------------

                               TEAR AT PERFORATION

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

               AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

                        5000 Westown Parkway, Suite 440
                          West Des Moines, Iowa 50266
                                 1-888-349-4650

                      AMERICAN EQUITY LIFE ANNUITY ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT


This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the "Contract") offered by American Equity Investment Life Insurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.



                                  May 1, 2003

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                PAGE
                                                              --------
GENERAL INFORMATION ABOUT THE COMPANY.......................     1
ADDITIONAL CONTRACT PROVISIONS..............................     1
      The Contract..........................................     1
      Incontestability......................................     1
      Misstatement of Age or Sex............................     1
      Non-Participation.....................................     1
CALCULATION OF YIELDS AND TOTAL RETURNS.....................     1
      Money Market Subaccount Yields........................     1
      Other Subaccount Yields...............................     2
      Average Annual Total Returns..........................     3
      Other Total Returns...................................     7
      Effect of the Administrative Charge On Performance
       Data.................................................     8
ADMINISTRATIVE SERVICES AGREEMENT...........................     8
LEGAL MATTERS...............................................     8
EXPERTS.....................................................     8
OTHER INFORMATION...........................................     8
FINANCIAL STATEMENTS........................................     9

--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------


    One hundred percent of Company's outstanding Common Stock, par value $1 per share, is owned by American Equity Investment Life Holding Company (the "Holding Company"). As of December 31, 2002, no persons or entities beneficially owned more than 32.47% of the Common Stock, par value $1 per share, of the Holding Company. The Holding Company develops, markets, issues and administers annuity contracts and life insurance policies through the Company. Our principal office, and those of the Holding Company, are at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.


--------------------------------------------------------------------------------

ADDITIONAL CONTRACT PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

    The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.
--------------------------------------------------------------------------------

INCONTESTABILITY

    We will not contest the Contract from its Contract Date.
--------------------------------------------------------------------------------

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.
--------------------------------------------------------------------------------

NON-PARTICIPATION

    The Contracts are not eligible for dividends and will not participate in the Company's divisible surplus.

--------------------------------------------------------------------------------

CALCULATION OF YIELDS AND TOTAL RETURNS
--------------------------------------------------------------------------------

    The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
--------------------------------------------------------------------------------

MONEY MARKET SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

    The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Contract attributable to the hypothetical account.

    The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative charge and

        -   the mortality and expense risk charge.

    For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $45 administrative charge deducted at the beginning of each Contract Year. Current yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS - ES)/UV))TO THE POWER OF 365 DIVIDED BY 7 - 1

Where:

NCS  =    the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income)
          for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES   =    per unit expenses attributable to the hypothetical account for the seven-day period.

UV   =    the unit value for the first day of the seven-day period.

    The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

    The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

    Yields may also be presented for other periods of time.
--------------------------------------------------------------------------------

OTHER SUBACCOUNT YIELDS

    Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

    The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

    The annual administrative charge (deducted at the beginning of each Contract
    Year) and mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Contract value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

                                      6
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)    - 1)

Where:

NI   =    net investment income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

ES   =    expenses of the subaccount for the 30-day or one-month period.

U    =    the average number of units outstanding.

UV   =    the unit value at the close of the last day in the 30-day or one-month period.

    The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

    The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

    The surrender charge is not considered in the yield calculation.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.


    Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.



    Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Contract charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the following formula:



             1/N
TR = (ERV/P)     - 1

Where:

TR   =    the average annual total return net of subaccount recurring charges.

ERV  =    the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P    =    a hypothetical initial payment of $1,000.

N    =    the number of years in the period.



Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.



                  AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS
                          (THROUGH DECEMBER 31, 2002)



                                                                                                         SINCE         SUBACCOUNT
                                                  1                  5                 10             SUBACCOUNT       INCEPTION
SUBACCOUNT                                      YEAR               YEARS              YEARS            INCEPTION          DATE
American Century
  VP Ultra-Registered Trademark- Fund                   *                 --                 --                  *       10/01/01
  VP Vista Fund                                         *                 --                 --                  *       10/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                    -25.19%                --                 --              -7.88%      07/01/98
  VIF Developing Leaders
  Portfolio--Initial
    Share Class                                    -27.36                 --                 --              -4.57       07/01/98
  VIF Disciplined Stock
  Portfolio--Initial
    Share Class                                    -30.49                 --                 --             -10.77       07/01/98
  VIF Growth and Income Portfolio--
    Initial Share Class                            -32.94                 --                 --              -8.36       07/01/98
  VIF International Equity Portfolio--
    Initial Share Class                            -24.49                 --                 --             -14.95       07/01/98
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)                  *                 --                 --                  *       10/01/01
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                              -27.31                 --                 --              -9.59       07/01/98
  High Grade Bond Portfolio                         -2.10                 --                 --              -3.07       07/01/98
  Managed Portfolio                                     *                 --                 --                  *       10/01/01
  Money Market Portfolio                            -9.01                 --                 --              -1.00       07/01/98
  Strategic Yield Portfolio                         -4.96                 --                 --               0.68       07/01/98
  Value Growth Portfolio                           -19.55                 --                 --              -3.07       07/01/98

                                                                                                         SINCE         SUBACCOUNT
                                                  1                  5                 10             SUBACCOUNT       INCEPTION
SUBACCOUNT                                      YEAR               YEARS              YEARS            INCEPTION          DATE
Franklin Templeton
  Franklin Real Estate Fund(2)(3)                      --                 --                 --                 --       05/01/03
  Franklin Small Cap Fund(2)                            *                 --                 --                  *       10/01/01
  Franklin Small Cap Value Securities
  Fund(2)                                               *                 --                 --                  *       10/01/01
  Franklin U.S. Government Fund(2)                      *                 --                 --              -5.46%      10/01/01
  Mutual Shares Securities Fund(2)                      *                 --                 --                  *       10/01/01
  Templeton Growth Securities Fund(2)                   *                 --                 --                  *       10/01/01
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                      *                 --                 --                  *       10/01/01
  JPMorgan Small Company Portfolio                      *                 --                 --                  *       10/01/01
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                            *                 --                 --                  *       10/01/01
  Russell 2000 Small Cap Index
  Portfolio                                             *                 --                 --                  *       10/01/01
  S&P MidCap 400 Index Portfolio                        *                 --                 --                  *       10/01/01
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                          -21.96%                --                 --              -2.60       07/01/98
  Mid-Cap Growth Portfolio                         -29.26                 --                 --              -4.11       07/01/98
  New America Growth Portfolio                     -35.61                 --                 --             -12.21       07/01/98
  Personal Strategy Balanced Portfolio             -17.17                 --                 --              -3.10       07/01/98
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                    -26.61                 --                 --             -14.88       07/01/98



* At December 31, 2002, no premiums had been received in the Subaccount; therefore, no total return information is available for the period.



(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.



(2) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.



(3) The Franklin Real Estate Subaccount was not part of the Account at December 31, 2002; therefore, total return information is not available.



   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge and annual administrative charge under the Contract.



           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)



                                                                                                         SINCE         INVESTMENT
                                                                                                      INVESTMENT         OPTION
                                                  1                  5                 10               OPTION         INCEPTION
INVESTMENT OPTION                               YEAR               YEARS              YEARS            INCEPTION          DATE
American Century
  VP Ultra-Registered Trademark- Fund              -30.97%                --                 --             -22.31%      05/01/01
  VP Vista Fund                                    -28.22                                                   -22.25       05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
    Share Class                                    -25.48              -1.46%                --               8.34       04/05/93
  VIF Developing Leaders
  Portfolio--Initial
    Share Class                                    -27.69              -2.71              10.72%             25.63       08/31/90
  VIF Disciplined Stock
  Portfolio--Initial
    Share Class                                    -30.88              -4.89                 --               2.88       04/30/96
  VIF Growth and Income Portfolio--
    Initial Share Class                            -33.37              -5.56                 --               6.25       05/02/94
  VIF International Equity Portfolio--
    Initial Share Class                            -24.78              -6.75                 --              -1.18       05/02/94
  Dreyfus Socially Responsible Growth
    Fund, Inc.--Service Share Class(1)             -36.86              -7.03                 --               5.05       10/07/93
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                              -27.64              -4.30               6.72               8.73       10/15/90
  High Grade Bond Portfolio                         -1.98               3.81               5.52               6.91       10/17/87
  Managed Portfolio                                -11.84               0.37               6.69               7.04       10/17/87
  Money Market Portfolio                            -9.13               0.79               2.33               2.60       02/20/90
  Strategic Yield Portfolio                         -4.92               1.49               5.86               7.42       10/17/87
  Value Growth Portfolio                           -19.74              -7.67               2.39               2.62       10/17/87
Franklin Templeton
  Franklin Real Estate Fund(2)                      -8.28              -0.74               8.19               7.77       01/24/89
  Franklin Small Cap Fund(2)                       -36.44              -3.13                 --               4.05       11/01/95
  Franklin Small Cap Value Securities
  Fund(2)                                          -18.67                 --                 --              -2.84       05/01/98
  Franklin U.S. Government Fund(2)                  -0.58               3.64               5.20               5.99       03/14/89
  Mutual Shares Securities Fund(2)                 -21.00               0.77                 --               3.88       11/08/96
  Templeton Growth Securities Fund(2)              -27.11              -1.72                 --               4.39       03/15/94

                                                                                                         SINCE         INVESTMENT
                                                                                                      INVESTMENT         OPTION
                                                  1                  5                 10               OPTION         INCEPTION
INVESTMENT OPTION                               YEAR               YEARS              YEARS            INCEPTION          DATE
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio                  -9.44%                --                 --               5.19%      09/28/01
  JPMorgan Small Company Portfolio                 -30.00              -5.83%                --               4.83       01/03/95
Summit Pinnacle Series
  Nasdaq-100 Index Portfolio                       -44.50                 --                 --             -40.85       04/27/00
  Russell 2000 Small Cap Index
  Portfolio                                        -29.45                 --                 --             -12.19       04/27/00
  S&P MidCap 400 Index Portfolio                   -24.06                 --                 --              -1.70       05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                          -22.20              -0.76                 --               9.11       03/31/94
  Mid-Cap Growth Portfolio                         -29.64               1.61                 --               4.30       12/31/96
  New America Growth Portfolio                     -36.10              -8.56                 --               4.10       03/31/94
  Personal Strategy Balanced Portfolio              17.33               0.09                 --               7.33       12/30/94
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                    -26.93              -7.31                 --              -1.31       03/31/94



(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.



(2) Because Class 2 shares were not offered until January 6, 1999, performance for prior periods reflects the Portfolio's Class 1 shares, adjusted for the mortality and expense risk charge. For periods beginning on January 6, 1999, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Had Class 2 shares been available for the entire time period, the returns shown would have been lower.



   The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

--------------------------------------------------------------------------------

OTHER TOTAL RETURNS

    Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

    We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1

Where:

CTR  =    The cumulative total return net of subaccount recurring charges for the period.

ERV  =    The ending redeemable value of the hypothetical investment at the end of the period.

P    =    A hypothetical single payment of $1,000.

--------------------------------------------------------------------------------

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

    We apply an annual administrative charge of $45 on the Contract Date and on each Contract Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

--------------------------------------------------------------------------------


ADMINISTRATIVE SERVICES AGREEMENT

--------------------------------------------------------------------------------


    EquiTrust Life Insurance Company ("EquiTrust Life") and the Company are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Company. For services performed by EquiTrust Life under the administrative services agreement during the fiscal years ended December 31, 2002, 2001 and 2000, EquiTrust Life billed the Company $119,945, $119,485 and $118,351, respectively.


--------------------------------------------------------------------------------


LEGAL MATTERS

--------------------------------------------------------------------------------


    All matters relating to Iowa law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts, have been passed upon by the Company's general counsel. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.


--------------------------------------------------------------------------------

EXPERTS
--------------------------------------------------------------------------------


    The Account's statements of assets and liabilities as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the consolidated balance sheets of the Company at December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2002, and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

                         Report of Independent Auditors

The Board of Directors and Participants
American Equity Investment Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of American Equity Life Annuity Account, a separate account comprised of the Appreciation, Disciplined Stock, Dreyfus Growth and Income, International Equity, Dreyfus Small Cap, Blue Chip, High Grade Bond, Money Market, Strategic Yield (formerly High Yield Bond), Value Growth, Franklin U.S. Government, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for these individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of American Equity Life Annuity Account at December 31, 2002, and the results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

Des Moines, Iowa
March 14, 2003

                      American Equity Life Annuity Account

                      Statements of Assets and Liabilities

                                December 31, 2002


                                                                                             DREYFUS
                                                                         DISCIPLINED        GROWTH &       INTERNATIONAL
                                                       APPRECIATION         STOCK            INCOME            EQUITY
                                                        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                     ----------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market            $62,766         $1,104,541         $25,650         $  5,309

LIABILITIES                                                       -                  -               -                -
                                                     ----------------------------------------------------------------------
Net assets                                                  $62,766         $1,104,541         $25,650         $  5,309
                                                     ======================================================================
NET ASSETS
Accumulation units                                          $62,766         $1,104,541         $25,650         $  5,309
                                                     ----------------------------------------------------------------------
Total net assets                                            $62,766         $1,104,541         $25,650         $  5,309
                                                     ======================================================================

Investments in shares of mutual funds, at cost              $85,980         $1,773,906         $33,795          $10,448
Shares of mutual fund owned                                2,180.90          68,861.69        1,597.13           606.73

Accumulation units outstanding                             8,164.23         165,244.21        3,413.55           979.51
Accumulation unit value                                    $   7.69         $     6.68        $   7.51           $ 5.42



                                                          DREYFUS                                              MONEY
                                                         SMALL CAP         BLUE CHIP     HIGH GRADE BOND       MARKET
                                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                     ------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market            $14,216           $27,476          $72,817          $   246

LIABILITIES                                                       -                 -                -                -
                                                     ------------------------------------------------------------------
Net assets                                                  $14,216           $27,476          $72,817          $   246
                                                     ==================================================================
NET ASSETS
Accumulation units                                          $14,216           $27,476          $72,817          $   246
                                                     ------------------------------------------------------------------
Total net assets                                            $14,216           $27,476          $72,817          $   246
                                                     ==================================================================

Investments in shares of mutual funds, at cost              $18,626           $35,527          $70,679          $   246
Shares of mutual fund owned                                  500.57          1,009.41         7,008.39           246.37

Accumulation units outstanding                             1,583.26          3,880.14         5,759.33            23.46
Accumulation unit value                                    $   8.98          $   7.08         $  12.64           $10.50

11                                                                      12

                      American Equity Life Annuity Account



                                                         STRATEGIC          VALUE           FRANKLIN           EQUITY
                                                           YIELD            GROWTH       U.S. GOVERNMENT       INCOME
                                                        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                     --------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market            $67,131          $2,107           $   980           $15,629

LIABILITIES                                                       -               -                 -                 -
                                                     --------------------------------------------------------------------
Net assets                                                  $67,131          $2,107           $   980           $15,629
                                                     ====================================================================

NET ASSETS
Accumulation units                                          $67,131          $2,107           $   980           $15,629
                                                     --------------------------------------------------------------------
Total net assets                                            $67,131          $2,107           $   980           $15,629
                                                     ====================================================================

Investments in shares of mutual funds, at cost              $74,948          $2,255           $   950           $18,066
Shares of mutual fund owned                                7,672.07          230.50             72.66            955.34

Accumulation units outstanding                             5,931.16          219.06             95.50          1,590.87
Accumulation unit value                                    $  11.32          $ 9.62           $ 10.26         $    9.82


                                                                                              PERSONAL
                                                            MID-CAP           NEW            STRATEGY       INTERNATIONAL
                                                            GROWTH       AMERICA GROWTH      BALANCED           STOCK
                                                           SUBACCOUNT      SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                     ---------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market            $1,389,683         $12,124          $2,159           $  7,536

LIABILITIES                                                          -               -               -                  -
                                                     ---------------------------------------------------------------------
Net assets                                                  $1,389,683         $12,124          $2,159           $  7,536
                                                     =====================================================================

NET ASSETS
Accumulation units                                          $1,389,683         $12,124          $2,159           $  7,536
                                                     ---------------------------------------------------------------------
Total net assets                                            $1,389,683         $12,124          $2,159           $  7,536
                                                     =====================================================================

Investments in shares of mutual funds, at cost              $1,776,006         $22,872          $2,520           $ 13,323
Shares of mutual fund owned                                  96,639.96          933.32          163.28             813.83

Accumulation units outstanding                              151,520.47        1,947.62          224.71           1,384.97
Accumulation unit value                                     $     9.17         $  6.22          $ 9.61           $   5.44

13                                                                        14

                      American Equity Life Annuity Account

                            Statements of Operations

                          Year Ended December 31, 2002


                                                                                                       DREYFUS
                                                                                                        GROWTH &     INTERNATIONAL
                                                                 APPRECIATION      DISCIPLINED          INCOME          EQUITY
                                                                  SUBACCOUNT    STOCK SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                ------------------------------------------------------------------
Income:
   Dividends                                                        $    779          $   8,775        $    294          $   197
Expenses:
   Mortality and expense risk                                         (1,088)           (17,581)           (814)            (105)
                                                                ------------------------------------------------------------------
Net investment income (loss)                                            (309)            (8,806)           (520)              92

Realized gain (loss) on investments:

   Realized gain (loss) on sales of fund shares                       (2,978)           (14,515)        (24,320)          (3,531)
   Realized gain distributions                                             -                  -               -                -
                                                                ------------------------------------------------------------------
Total realized gain (loss) on investments                             (2,978)           (14,515)        (24,320)          (3,531)

Change in unrealized appreciation/depreciation of investments        (12,298)          (322,236)          2,159             2,339
                                                                ------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(15,585)         $(345,557)       $(22,681)         $(1,100)
                                                                ==================================================================



                                                                     DREYFUS                                             MONEY
                                                                    SMALL CAP         BLUE CHIP    HIGH GRADEBOND       MARKET
                                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                -----------------------------------------------------------------
Income:
   Dividends                                                        $     22          $  1,110          $3,344             $317
Expenses:
   Mortality and expense risk                                           (634)             (880)           (947)            (370)
                                                                -----------------------------------------------------------------
Net investment income (loss)                                            (612)              230           2,397              (53)

Realized gain (loss) on investments:

   Realized gain (loss) on sales of fund shares                      (35,033)          (27,580)             27                -
   Realized gain distributions                                             -                 -              65                -
                                                                -----------------------------------------------------------------
Total realized gain (loss) on investments                            (35,033)          (27,580)             92                -

Change in unrealized appreciation/depreciation of investments          24,162            8,313           1,998                -
                                                                -----------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(11,483)         $(19,037)         $4,487             $ (53)
                                                                =================================================================


15                                                                  16

                      American Equity Life Annuity Account



                                                                 STRATEGIC          VALUE         FRANKLIN U.S.        EQUITY
                                                                   YIELD            GROWTH          GOVERNMENT         INCOME
                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                -----------------------------------------------------------------
Income:
   Dividends                                                        $4,416           $   349           $  -            $    522
Expenses:
   Mortality and expense risk                                         (873)             (181)            (5)               (525)
                                                                -----------------------------------------------------------------
Net investment income (loss)                                         3,543               168             (5)                 (3)

Realized gain (loss) on investments:

   Realized gain (loss) on sales of fund shares                       (142)             (720)             -              (4,151)
   Realized gain distributions                                           -                 -              -                  58
                                                                -----------------------------------------------------------------
Total realized gain (loss) on investments                             (142)             (720)             -              (4,093)

Change in unrealized appreciation/depreciation of investments         (969)           (2,138)            30              (3,666)
                                                                -----------------------------------------------------------------
Net increase (decrease) in net assets from operations               $2,432           $(2,690)           $25             $(7,762)
                                                                =================================================================


                                                                                                       PERSONAL
                                                                                    NEW AMERICA        STRATEGY     INTERNATIONAL
                                                                MID-CAP GROWTH        GROWTH           BALANCED          STOCK
                                                                  SUBACCOUNT         SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                                -----------------------------------------------------------------
Income:
   Dividends                                                        $       -         $     -          $   112           $    81
Expenses:
   Mortality and expense risk                                         (22,155)           (276)             (86)             (145)
                                                                -----------------------------------------------------------------
Net investment income (loss)                                          (22,155)           (276)              26               (64)

Realized gain (loss) on investments:

   Realized gain (loss) on sales of fund shares                       (18,118)         (7,612)          (1,000)           (3,051)
   Realized gain distributions                                              -               -                -                 8
                                                                -----------------------------------------------------------------
Total realized gain (loss) on investments                             (18,118)         (7,612)          (1,000)           (3,043)

Change in unrealized appreciation/depreciation of investments        (375,083)             34              534               942
                                                                -----------------------------------------------------------------
Net increase (decrease) in net assets from operations               $(415,356)        $(7,854)         $  (440)          $(2,165)
                                                                =================================================================

17                                                                           18



                                                                APPRECIATION             DISCIPLINED STOCK
                                                                 SUBACCOUNT                 SUBACCOUNT
                                                     --------------------------------------------------------
                                                               2002        2001         2002          2001
                                                     --------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                              $ (309)    $  (542)    $  (8,806)    $  (15,083)
   Total realized gain (loss) on investments                 (2,978)         19       (14,515)        (2,546)
   Change in unrealized appreciation
     (depreciation) of investments                          (12,298)    (10,325)     (322,236)      (229,830)
                                                     --------------------------------------------------------
Net increase (decrease) in net assets from operations       (15,585)    (10,848)     (345,557)      (247,459)
Contract transactions:
   Contract deposits                                              -        (707)           87            149
   Transfers of surrenders and death benefits                (8,820)     (3,501)       (7,855)             -
   Transfers of administrative charges                         (345)       (333)         (285)          (289)
   Transfers between subaccounts, including fixed
     interest subaccount                                     (2,860)          -        (3,301)             -
                                                     --------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                             (12,025)     (4,541)      (11,354)          (140)
                                                     --------------------------------------------------------
Total increase (decrease) in net assets                     (27,610)    (15,389)     (356,911)      (247,599)

Net assets at beginning of period                            90,376      105,765    1,461,452      1,709,051
                                                     --------------------------------------------------------
Net assets at end of period                                 $62,766     $ 90,376   $1,104,541     $1,461,452
                                                     ========================================================


                                                           DREYFUS GROWTH
                                                              AND INCOME              INTERNATIONAL EQUITY
                                                              SUBACCOUNT                   SUBACCOUNT
                                                     ------------------------------------------------------
                                                         2002           2001           2002           2001
                                                     ------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                         $  (520)       $  (674)      $   92         $  (58)
   Total realized gain (loss) on investments            (24,320)           952       (3,531)          (141)
   Change in unrealized appreciation
     (depreciation) of investments                        2,159         (5,840)       2,339         (4,062)
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from operations   (22,681)        (5,562)      (1,100)        (4,261)
Contract transactions:
   Contract deposits                                        956          4,775          146            239
   Transfers of surrenders and death benefits           (51,554)        (2,352)      (3,678)             -
   Transfers of administrative charges                     (105)          (117)         (37)           (37)
   Transfers between subaccounts, including fixed
     interest subaccount                                 25,353              -            -              -
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                         (25,350)         2,306       (3,569)           202
                                                     ------------------------------------------------------
Total increase (decrease) in net assets                 (48,031)        (3,256)      (4,669)        (4,059)

Net assets at beginning of period                        73,681         76,937        9,978         14,037
                                                     ------------------------------------------------------
Net assets at end of period                            $ 25,650        $73,681       $5,309         $9,978
                                                     ======================================================

19                                                                           20

                      American Equity Life Annuity Account


                                                              DREYFUS SMALL CAP             BLUE CHIP
                                                                 SUBACCOUNT                 SUBACCOUNT
                                                     ------------------------------------------------------
                                                              2002          2001         2002         2001
                                                     ------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                           $  (612)      $  (648)     $    230      $   113
   Total realized gain (loss) on investments              (35,033)        3,249       (27,580)          15
   Change in unrealized appreciation
     (depreciation) of investments                         24,162        (7,968)        8,313      (10,983)
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from operations     (11,483)       (5,367)      (19,037)     (10,855)
Contract transactions:
   Contract deposits                                          830         3,638           299        3,392
   Transfers of surrenders and death benefits             (43,086)       (1,225)      (50,654)      (2,176)
   Transfers of administrative charges                       (104)         (101)         (138)        (152)
   Transfers between subaccounts, including fixed
     interest subaccount                                   (1,812)            -        20,123            -
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                           (44,172)        2,312       (30,370)       1,064
                                                     ------------------------------------------------------
Total increase (decrease) in net assets                   (55,655)       (3,055)      (49,407)      (9,791)

Net assets at beginning of period                          69,871        72,926        76,883       86,674
                                                     ------------------------------------------------------
Net assets at end of period                               $14,216       $69,871      $ 27,476      $76,883
                                                     ======================================================


                                                            HIGH GRADE BOND              MONEY MARKET
                                                              SUBACCOUNT                 SUBACCOUNT
                                                     ---------------------------------------------------
                                                           2002          2001         2002         2001
                                                     ---------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                          $2,397        $2,959    $    (53)        $   3
   Total realized gain (loss) on investments                 92            (8)          -             -
   Change in unrealized appreciation
     (depreciation) of investments                        1,998         1,594           -             -
                                                     ---------------------------------------------------
Net increase (decrease) in net assets from operations     4,487         4,545         (53)            3
Contract transactions:
   Contract deposits                                        250             -     283,428           100
   Transfers of surrenders and death benefits             (663)             -        (679)            -
   Transfers of administrative charges                     (23)           (20)        (13)          (10)
   Transfers between subaccounts, including fixed
     interest subaccount                                  4,373             -    (282,725)            -
                                                     ---------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                           3,937           (20)         11            90
                                                     ---------------------------------------------------
Total increase (decrease) in net assets                   8,424         4,525         (42)           93

Net assets at beginning of period                        64,393        59,868         288           195
                                                     ---------------------------------------------------
Net assets at end of period                             $72,817       $64,393    $    246         $ 288
                                                     ===================================================

21                                                                           22

                      American Equity Life Annuity Account



                                                              STRATEGIC YIELD             VALUE GROWTH
                                                                SUBACCOUNT                 SUBACCOUNT
                                                     ------------------------------------------------------
                                                             2002          2001         2002         2001
                                                     ------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                             $3,543        $3,859      $   168      $   140
   Total realized gain (loss) on investments                  (142)         (166)        (720)          16
   Change in unrealized appreciation
     (depreciation) of investments                            (969)          566       (2,138)         943
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from operations        2,432         4,259       (2,690)       1,099
Contract transactions:
   Contract deposits                                            60            60          151          128
   Transfers of surrenders and death benefits                    -          (493)     (10,318)           -
   Transfers of administrative charges                         (11)          (10)         (45)         (42)
   Transfers between subaccounts, including fixed
     interest subaccount                                     5,325             -       (6,084)           -
                                                     ------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                              5,374          (443)     (16,296)          86
                                                     ------------------------------------------------------
Total increase (decrease) in net assets                      7,806         3,816      (18,986)       1,185

Net assets at beginning of period                           59,325        55,509       21,093       19,908
                                                     ------------------------------------------------------
Net assets at end of period                                $67,131       $59,325      $ 2,107      $21,093
                                                     ======================================================


                                                             FRANKLIN
                                                          U.S. GOVERNMENT           EQUITY INCOME
                                                            SUBACCOUNT                SUBACCOUNT
                                                     -------------------------------------------------
                                                        2002          2001*        2002         2001
                                                     -------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                          $ (5)           $-     $    (3)     $     35
   Total realized gain (loss) on investments                -             -      (4,093)          974
   Change in unrealized appreciation
     (depreciation) of investments                         30             -      (3,666)         (966)
                                                     -------------------------------------------------
Net increase (decrease) in net assets from operations      25             -      (7,762)           43
Contract transactions:
   Contract deposits                                      955             -         329         3,266
   Transfers of surrenders and death benefits               -             -     (32,218)         (799)
   Transfers of administrative charges                      -             -         (70)          (73)
   Transfers between subaccounts, including fixed
     interest subaccount                                    -             -           -             -
                                                     -------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                           955             -     (31,959)        2,394
                                                     -------------------------------------------------
Total increase (decrease) in net assets                   980             -     (39,721)        2,437

Net assets at beginning of period                           -             -      55,350        52,913
                                                     -------------------------------------------------
Net assets at end of period                              $980            $-     $15,629      $ 55,350
                                                     =================================================

23                                                                            24

                      American Equity Life Annuity Account


                                                                                           NEW AMERICA
                                                              MID-CAP GROWTH                 GROWTH
                                                                SUBACCOUNT                 SUBACCOUNT
                                                     --------------------------------------------------------
                                                            2002          2001         2002         2001
                                                     --------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                        $  (22,155)   $  (24,429)     $  (276)     $  (422)
   Total realized gain (loss) on investments              (18,118)          854       (7,612)         351
   Change in unrealized appreciation                                                               (4,370)
     (depreciation) of investments                       (375,083)      (19,191)          34
                                                     --------------------------------------------------------
Net increase (decrease) in net assets from operations    (415,356)      (42,766)      (7,854)      (4,441)
Contract transactions:
   Contract deposits                                          676           (27)           -            -
   Transfers of surrenders and death benefits             (57,868)       (2,535)      (7,201)           -
   Transfers of administrative charges                       (139)         (128)         (59)         (59)
   Transfers between subaccounts, including fixed
     interest subaccount                                   41,330             -       (2,229)           -
                                                     --------------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                           (16,001)       (2,690)      (9,489)         (59)
                                                     --------------------------------------------------------
Total increase (decrease) in net assets                  (431,357)      (45,456)     (17,343)      (4,500)

Net assets at beginning of period                       1,821,040     1,866,496       29,467       33,967
                                                     --------------------------------------------------------
Net assets at end of period                            $1,389,683    $1,821,040      $12,124      $29,467
                                                     ========================================================


                                                              PERSONAL
                                                          STRATEGY BALANCED      INTERNATIONAL STOCK
                                                             SUBACCOUNT               SUBACCOUNT
                                                     ----------------------------------------------------
                                                         2002          2001         2002         2001
                                                     ----------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                          $   26       $   167      $  (64)      $    82
   Total realized gain (loss) on investments             (1,000)          (20)     (3,043)         (364)
   Change in unrealized appreciation                                     (586)                   (3,865)
     (depreciation) of investments                          534                       942
                                                     ----------------------------------------------------
Net increase (decrease) in net assets from operations      (440)         (439)     (2,165)       (4,147)
Contract transactions:
   Contract deposits                                          -            51         149           101
   Transfers of surrenders and death benefits            (8,558)            -      (1,668)       (1,076)
   Transfers of administrative charges                      (29)          (30)        (43)          (52)
   Transfers between subaccounts, including fixed
     interest subaccount                                      -             -      (2,420)            -
                                                     ----------------------------------------------------
Net increase (decrease) in net assets from contract
   transactions                                          (8,587)           21      (3,982)       (1,027)
                                                     ----------------------------------------------------
Total increase (decrease) in net assets                  (9,027)         (418)     (6,147)       (5,174)

Net assets at beginning of period                        11,186        11,604      13,683        18,857
                                                     ----------------------------------------------------
Net assets at end of period                              $2,159       $11,186      $7,536       $13,683
                                                     ====================================================

* Commenced operations on October 1, 2001.


25                                                                         26

                      American Equity Life Annuity Account

                          Notes to Financial Statements

                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

American Equity Life Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by American Equity Investment Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for individual variable annuity contracts issued by the Company.

At the direction of eligible contract owners, the Account may invest in twenty-nine subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):


   SUBACCOUNT                                      INVESTS EXCLUSIVELY IN SHARES OF
   -----------------------------------------------------------------------------------------------------
                                                   American Century Variable Portfolios, Inc.:
   Ultra*                                             VP Ultra(R)Fund
   Vista*                                             VP VistaSM Fund
                                                   Dreyfus Variable Investment Fund:
   Appreciation                                       Appreciation Portfolio
   Disciplined Stock                                  Disciplined Stock Portfolio
   Dreyfus Growth & Income                            Growth and Income Portfolio
   International Equity                               International Equity Portfolio
   Dreyfus Small Cap                                  Small Cap Portfolio
   Socially Responsible Growth*                    The Dreyfus Socially Responsible Growth Fund, Inc.
                                                   EquiTrust Variable Insurance Series Fund:
   Blue Chip                                          Blue Chip Portfolio
   High Grade Bond                                    High Grade Bond Portfolio
   Managed*                                           Managed Portfolio
   Money Market                                       Money Market Portfolio
   Strategic Yield**                                  Strategic Yield Portfolio
   Value Growth                                       Value Growth Portfolio
                                                   Fidelity Templeton Variable Insurance Products Trust:
   Franklin Small Cap*                                Franklin Small Cap Fund
   Franklin Value Securities*                         Franklin Value Securities Fund
   Franklin U.S. Government                           Franklin U.S. Government Fund
   Mutual Shares Securities*                          Mutual Shares Securities Fund
   Templeton Growth Securities*                       Templeton Growth Securities Fund


   SUBACCOUNT                                      INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------
                                                   J.P. Morgan Series Trust II:
   Mid-Cap Value*                                     J.P. Morgan Mid Cap Value Portfolio
   Small Company*                                     J.P. Morgan Small Company Portfolio
                                                   Summit Mutual Funds, Inc. - Pinnacle Series:
   Nasdaq 100 Index*                                  Nasdaq - 100 Index Portfolio
   Russell 2000 Small Cap Index*                      Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index*                              S&P MidCap 400 Index Portfolio

                                                   T. Rowe Price Equity Series, Inc.:
   Equity Income                                      Equity Income Portfolio
   Mid-Cap Growth                                     Mid-Cap Growth Portfolio
   New America Growth                                 New America Growth Portfolio
   Personal Strategy Balanced                         Personal Strategy Balanced Portfolio

                                                   T. Rowe Price International Series, Inc.:
   International Stock                                International Stock Portfolio

* Subaccount commenced operations on October 1, 2001; however, it was inactive through December 31, 2002.

** Formerly High Yield Bond.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

CONTRACTS IN ANNUITIZATION PERIOD

As of December 31, 2002, there are no net assets allocated to contracts in the annuitization period as there are no contracts that have matured and are in the payout stage. Net assets allocated to contracts in the annuitization period will be computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 5%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

MORTALITY AND EXPENSE RISK CHARGES: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

ADMINISTRATIVE CHARGE: Prior to the annuity payment period, the Company will deduct an annual administrative charge of $45 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

SURRENDER CHARGE: A surrender charge is imposed in the event of a full or partial surrender during the first nine contract years. During the second through ninth contract years, this charge is not assessed on the first 10% of cash value surrendered. The amount charged is 8.5% of the amount surrendered during the first contract year and declines by .5% in each of the next five contract years, by 1% in the sixth year and by 2% for the next three contract years. No surrender charge is deducted if the partial surrender or surrender occurs after nine full contract years.

TRANSFER CHARGE: A transfer charge of $25 will be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year.

PAID TO AFFILIATES

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc. in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The parent of EquiTrust Investment Management Services, Inc. owns approximately 32% of the common stock of the Company's parent. The management agreement provides for an annual fee based on the portfolio's average daily net assets as follows: Blue Chip Portfolio - 0.20%; High Grade Bond Portfolio - 0.30%; Strategic Yield Portfolio - 0.45%; Money Market Portfolio - 0.25%; and Value Growth Portfolio - 0.45%.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2002:


                                                     COST OF    PROCEEDS FROM
   SUBACCOUNT                                      PURCHASES            SALES
   --------------------------------------------------------------------------
   Appreciation                                    $     779        $  13,113
   Disciplined Stock                                   9,337           29,497
   Dreyfus Growth and Income                          26,603           52,473
   International Equity                                  344            3,821
   Dreyfus Small Cap                                   1,103           45,887
   Blue Chip                                          24,983           55,123
   High Grade Bond                                     9,230            2,831
   Money Market                                      283,732          283,774
   Strategic Yield                                     9,801              884
   Value Growth                                          997           17,125
   Franklin U.S. Government                              956                6
   Equity Income                                         910           32,814
   Mid-Cap Growth                                     47,121           85,277
   New America Growth                                      -            9,765
   Personal Strategy Balanced                            112            8,673
   International Stock                                   238            4,276

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the periods ended December 31, 2002 and 2001:


                                                       PERIOD ENDED DECEMBER 31
                                              2002                                   2001
                               -------------------------------------------------------------------------
                                                             NET                                 NET
                                                        INCREASE                                INCREASE
   SUBACCOUNT                  PURCHASED    REDEEMED   (DECREASE)   PURCHASED     REDEEMED     (DECREASE)
   -----------------------------------------------------------------------------------------------------
   Appreciation                       -        1,490      (1,490)           5          455         (450)
   Disciplined Stock                 68        1,660      (1,592)          17           33          (16)
   Dreyfus Growth and Income      2,682        6,488      (3,806)         450          229          221
   International Equity              24          570        (546)          33            6           27
   Dreyfus Small Cap                102        4,725      (4,623)         379          170          209
   Blue Chip                      2,666        7,450      (4,784)         439          319          120
   High Grade Bond                  470          154         316            -            2           (2)
   Money Market                  26,947       26,951          (4)          10            2            8
   Strategic Yield                  481            1         480            6           49          (43)
   Value Growth                      60        1,778      (1,718)          12            4            8
   Franklin U.S. Government          96            -          96            -            -           -
   Equity Income                     30        3,266      (3,236)         352          142          210
   Mid-Cap Growth                 3,971        6,642      (2,671)          65          289         (224)
   New America Growth                 -        1,398      (1,398)           -            7           (7)
   Personal Strategy
      Balanced                        -          834        (834)           5            3            2
   International Stock               25          666        (641)          14          130         (116)

6. UNIT VALUES

The following is a summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the year ended December 31, 2002 and 2001:


                                                                                   RATIO OF
                                                                      INVESTMENT  EXPENSES TO
                                               UNIT                     INCOME    AVERAGE NET   TOTAL
SUBACCOUNT                         UNITS       VALUE    NET ASSETS      RATIO(1)   ASSETS(2)  RETURN(3)
--------------------------------------------------------------------------------------------------------
Appreciation:
   2002                             8,164      $ 7.69   $   62,766         1.00%        1.40%   (17.84)%
   2001                             9,654        9.36       90,376         0.83         1.40    (10.60)
Disciplined Stock:
   2002                           165,244        6.68    1,104,541         0.69         1.40    (23.74)
   2001                           166,836        8.76    1,461,452         0.41         1.40    (14.45)
Dreyfus Growth & Income:
   2002                             3,414        7.51       25,650         0.50         1.40    (26.44)
   2001 (5)                         7,220       10.21       73,681         0.50         1.40     (7.10)
International Equity:
   2002                               980        5.42        5,309         2.61         1.40    (17.13)
   2001 (5)                         1,526        6.54        9,978         0.88         1.40    (30.13)
Dreyfus Small Cap:
   2002                             1,583        8.98       14,216         0.05         1.40    (20.25)
   2001 (5)                         6,206       11.26       69,871         0.45         1.40     (7.40)
Blue Chip:
   2002                             3,880        7.08       27,476         1.76         1.40    (20.18)
   2001                             8,664        8.87       76,883         1.54         1.40    (12.52)
High Grade Bond:
   2002                             5,759       12.64       72,817         4.91         1.40       6.85
   2001                             5,443       11.83       64,393         6.10         1.40       7.64
Money Market:
   2002                                23       10.50          246         1.19         1.40     (0.19)
   2001                                27       10.52          288         3.02         1.40       1.74
Strategic Yield:
   2002                             5,931       11.32       67,131         7.03         1.40       4.04
   2001                             5,451       10.88       59,325         7.92         1.40       7.72
Value Growth:
   2002                               219        9.62        2,107         2.69         1.40    (11.66)
   2001                             1,937       10.89       21,093         2.08         1.40       5.52
Franklin U.S. Government:
   2002                                96       10.26          980            -         1.40       2.60
   2001                                 -           -            -            -            -          -
Equity Income:
   2002                             1,591        9.82       15,629         1.39         1.40    (14.39)
   2001                             4,827       11.47       55,350         1.46         1.40       0.09


                                                                                   RATIO OF
                                                                      INVESTMENT   EXPENSES TO
                                               UNIT                     INCOME    AVERAGE NET   TOTAL
SUBACCOUNT                         UNITS      VALUE(4)  NET ASSETS     RATIO (1)    ASSETS(2)  RETURN(3)
--------------------------------------------------------------------------------------------------------
Mid-Cap Growth:
   2002                           151,520       $9.17   $1,389,683            -%        1.40%   (22.35)%
   2001                           154,191       11.81    1,821,040            -         1.40     (2.32)
New America Growth:
   2002                             1,948        6.22       12,124            -         1.40    (29.40)
   2001                             3,346        8.81       29,467            -         1.40    (13.03)
Personal Strategy Balanced:
   2002                               225        9.61        2,159         1.81         1.40     (9.00)
   2001                             1,059       10.56       11,186         2.88         1.40     (3.83)
International Stock:
   2002                             1,385        5.44        7,536         0.78         1.40    (19.41)
   2001                             2,026        6.75       13,683         1.95         1.40    (23.38)


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                         Report of Independent Auditors

The Board of Directors and Stockholder
American Equity Investment Life Insurance Company

We have audited the accompanying consolidated balance sheets of American Equity Investment Life Insurance Company (a wholly-owned subsidiary of American Equity Investment Life Holding Company) as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Equity Investment Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in response to a new accounting standard that became effective January 1, 2001.

                                                       /s/ Ernst & Young LLP

Des Moines, Iowa
March 14, 2003

                American Equity Investment Life Insurance Company

                           Consolidated Balance Sheets
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     DECEMBER 31
                                                                               2002              2001
                                                                          --------------------------------
ASSETS
Cash and investments:
   Fixed maturity securities:
     Available for sale, at market (amortized cost:
     2002 - $3,796,914; 2001 - $3,101,040)                                $    3,753,144    $    2,974,761
     Held for investment, at amortized cost (market:
     2002 - $1,151,337; 2001 - $412,378)                                       1,149,510           454,605
   Equity securities, available for sale, at market
   (cost: 2002 - $17,851; 2001 - $18,409)                                         16,806            18,045
   Mortgage loans on real estate                                                 334,339           108,181
   Derivative instruments                                                         52,313            40,052
   Policy loans                                                                      295               291
   Cash and cash equivalents                                                      20,174           179,739
                                                                          --------------------------------
Total cash and investments                                                     5,326,581         3,775,674

Premiums due and uncollected                                                       1,371             1,386
Accrued investment income                                                         36,716            22,100
Receivables from related parties                                                     704               330
Property, furniture and equipment, less allowances for depreciation of
   $2,980 in 2002 and $2,158 in 2001                                               1,607             1,465
Deferred policy acquisition costs                                                595,450           492,757
Deferred income tax asset                                                         44,769            46,654
Federal income taxes recoverable                                                       -             4,224
Other assets                                                                       2,640             2,645
Assets held in separate account                                                    2,810             3,858
                                                                          --------------------------------


Total assets                                                              $    6,012,648    $    4,351,093
                                                                          ================================

                American Equity Investment Life Insurance Company

                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                   DECEMBER 31
                                                                             2002              2001
                                                                       ---------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy benefit reserves:
     Traditional life and accident and health insurance products       $       33,089     $       25,490
     Annuity and single premium universal life products                     5,419,276          3,968,455
   Other policy funds and contract claims                                      35,644             22,046
   Amounts due to related party under General Agency Commission and
     Servicing Agreement                                                       40,345             46,607
   Other amounts due to related parties                                         4,743             23,490
   Note payable to parent                                                      51,000             41,000
   Amount due to reinsurer                                                     10,908             14,318
   Amounts due under repurchase agreements                                    241,731                  -
   Amounts due on securities purchased                                            103             66,504
   Federal income taxes payable                                                 8,746                  -
   Other liabilities                                                           22,813             31,439
   Liabilities related to separate account                                      2,810              3,858
                                                                       ---------------------------------
Total liabilities                                                           5,871,208          4,243,207

Stockholder's equity:
   Series Preferred Stock, par value $1 per share - authorized
     500,000 shares                                                                 -                  -
   Common stock, par value $1 per share - 4,000,000 shares
     authorized; issued and outstanding 2,500,000                               2,500              2,500
   Additional paid-in capital                                                 132,174            132,174
   Accumulated other comprehensive loss                                       (11,944)           (33,531)
   Retained earnings                                                           18,710              6,743
                                                                       ---------------------------------
Total stockholder's equity                                                    141,440            107,886
                                                                       ---------------------------------
Total liabilities and stockholder's equity                             $    6,012,648     $    4,351,093
                                                                       =================================

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                        Consolidated Statements of Income
                             (DOLLARS IN THOUSANDS)

                                                                       YEAR ENDED DECEMBER 31
                                                             2002               2001               2000
                                                        ----------------------------------------------------
Revenues:
   Traditional life and accident and health
     insurance premiums                                 $       13,664     $       13,141     $       11,034
   Annuity and single premium universal life
     product charges                                            15,376             12,520              8,338
   Net investment income                                       304,128            204,653             94,497
   Realized gains (losses) on sales of investments                (122)               787             (1,411)
   Change in fair value of derivatives                         (57,753)           (55,158)            (3,406)
                                                        ----------------------------------------------------
Total revenues                                                 275,293            175,943            109,052

Benefits and expenses:
   Insurance policy benefits and change in future
     policy benefits                                             9,317              9,762              8,728
   Interest credited to account balances                       177,633             97,923             56,529
   Change in fair value of embedded derivatives                 (5,027)            12,921                  -
   Interest expense on notes payable                             2,780              3,076              2,006
   Interest expense on General Agency Commission
     and Servicing Agreement                                     3,596              5,716              5,958
   Interest expense on amounts due under repurchase
     agreements                                                    734              1,123              3,267
   Other interest expense                                        1,043                381                  -
   Amortization of deferred policy acquisition costs            39,930             23,040              8,574
   Other operating costs and expenses                           19,110             15,977             13,935
                                                        ----------------------------------------------------
Total benefits and expenses                                    249,116            169,919             98,997
                                                        ----------------------------------------------------
Income before income taxes and cumulative effect of             26,177              6,024             10,055
   change in accounting principle

Income tax expense                                               9,210              1,923              3,422
                                                        ----------------------------------------------------
Income before cumulative effect of change in                    16,967              4,101              6,633
   accounting principle
Cumulative effect of change in accounting for
   derivatives                                                       -               (799)                 -
                                                        ----------------------------------------------------
Net income                                              $       16,967     $        3,302     $        6,633
                                                        ====================================================

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

           Consolidated Statements of Changes in Stockholder's Equity
                             (DOLLARS IN THOUSANDS)

                                                                                        ACCUMULATED
                                                                         ADDITIONAL        OTHER          RETAINED         TOTAL
                                                           COMMON          PAID-IN     COMPREHENSIVE      EARNINGS     STOCKHOLDER'S
                                                            STOCK         CAPITAL      INCOME (LOSS)     (DEFICIT)        EQUITY
                                                        ----------------------------------------------------------------------------
Balance at January 1, 2000                              $      2,500    $     92,056   $    (35,234)   $     (1,692)   $     57,630
   Comprehensive income:
     Net income for year                                           -               -              -           6,633           6,633
     Change in net unrealized investment gains/losses              -               -         18,358               -          18,358
                                                        ---------------------------------------------------------------------------
   Total comprehensive income                                                                                                24,991
   Contribution of held for investment fixed maturity
     securities from American Equity Investment Life
     Holding Company                                               -          10,156              -               -          10,156
   Dividend to American Equity Investment Life
     Holding Company                                               -               -              -          (1,500)         (1,500)
                                                        ---------------------------------------------------------------------------
Balance at December 31, 2000                                   2,500         102,212        (16,876)          3,441          91,277
   Comprehensive loss:
     Net income for year                                           -               -              -           3,302           3,302
     Change in net unrealized investment gains/losses              -               -        (16,655)              -         (16,655)
                                                        ---------------------------------------------------------------------------
   Total comprehensive loss                                                                                                 (13,353)
   Cash contributions from American Equity Investment
     Life Holding Company                                          -          10,000              -               -          10,000
   Contribution of held for investment fixed maturity
     securities from American Equity Investment Life
     Holding Company                                               -          19,962              -               -          19,962
                                                        ---------------------------------------------------------------------------
Balance at December 31, 2001                                   2,500         132,174        (33,531)          6,743         107,886
   Comprehensive income:
     Net income for year                                           -               -              -          16,967          16,967
     Change in net unrealized investment gains/losses              -               -         21,587               -          21,587
                                                        ---------------------------------------------------------------------------
   Total comprehensive income                                                                                                38,554
   Dividend to American Equity Investment Life
     Holding Company                                               -               -              -          (5,000)         (5,000)
                                                        ---------------------------------------------------------------------------
Balance at December 31, 2002                            $      2,500    $    132,174   $    (11,944)   $     18,710    $    141,440
                                                        ===========================================================================

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                      Consolidated Statements of Cash Flows
                             (DOLLARS IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31
                                                            2002             2001              2000
                                                        ----------------------------------------------------
OPERATING ACTIVITIES
Net income                                              $       16,967     $        3,302     $        6,633
Cumulative effect of change in accounting for
   derivatives                                                       -                799                  -
Adjustments to reconcile net income to net cash used
   in operating activities:
     Adjustments related to interest sensitive
       products:
         Interest credited to account balances                 177,633             97,923             56,529
         Annuity and single premium universal life
            product charges                                    (15,376)           (12,520)            (8,338)
         Change in fair value of embedded
            derivatives                                         (5,027)            12,921                  -
     Increase in traditional life and accident and
       health insurance reserves                                 7,599              5,136              5,294
     Policy acquisition costs deferred                        (152,144)          (154,451)           (77,056)
     Amortization of deferred policy acquisition
       costs                                                    39,930             23,040              8,574
     Amortization of discount and premiums on fixed
       maturity securities                                    (134,981)           (51,055)            12,745
     Provision for depreciation and other
       amortization                                                926                877                887
     Realized (losses) gains on sales of investments               122               (787)             1,411
     Change in fair value of derivatives                        57,753             55,158              3,406
     Deferred income taxes                                      (9,739)            (4,204)            (1,804)
     Reduction of amounts due to related party
       under General Agency Commission and
       Servicing Agreement                                     (18,058)           (29,422)           (14,491)
     Changes in other operating assets and
       liabilities:
       Accrued investment income                               (14,616)              (702)            (7,761)
       Receivables from related parties                           (374)             3,838             (4,053)
       Federal income taxes recoverable/payable                 12,970             (4,274)             1,713
       Other policy funds and contract claims                   13,598              5,377              5,116
       Other amounts due to related parties                     (4,532)            19,927               (273)
       Other liabilities                                        (8,626)             4,936              1,149
     Other                                                       1,268                218             (1,529)
                                                        ----------------------------------------------------
Net cash used in operating activities                          (34,707)           (23,963)           (11,848)

INVESTING ACTIVITIES
Sales, maturities or repayments of investments:
   Fixed maturity securities - available for sale            3,527,658          1,734,890            628,847
   Equity securities                                            10,352              7,820              1,588
   Mortgage loans on real estate                                 3,160                  -                  -
   Derivative instruments                                        9,735                  -             (3,406)
                                                        ----------------------------------------------------
                                                             3,550,905          1,742,710            627,029

                American Equity Investment Life Insurance Company

                             (DOLLARS IN THOUSANDS)

                                                                      YEAR ENDED DECEMBER 31
                                                            2002               2001               2000
                                                       -----------------------------------------------------
INVESTING ACTIVITIES (CONTINUED)
Acquisitions of investments:
   Fixed maturity securities - available for sale      $   (4,634,925)    $   (3,214,768)    $   (1,092,493)
   Fixed maturity securities - held for investment           (215,161)           (16,943)            (7,246)
   Equity securities                                          (10,055)           (18,844)            (1,337)
   Mortgage loans on real estate                             (229,318)          (108,181)                 -
   Derivative instruments                                     (93,963)           (76,569)           (68,088)
   Policy loans                                                    (4)               (27)               (33)
                                                       -----------------------------------------------------
                                                           (5,183,426)        (3,435,332)        (1,169,197)
Purchases of property, furniture, and equipment                  (964)            (1,193)              (424)
                                                       -----------------------------------------------------
Net cash used in investing activities                      (1,633,485)        (1,693,815)          (542,592)

FINANCING ACTIVITIES
Receipts credited to annuity and single premium
   universal life policyholder account balances             1,597,348          2,006,882            843,340
Unapplied policyholder receipts                                     -             12,803                  -
Return of annuity and single premium universal life
   policyholder account balances                             (332,042)          (223,163)          (144,077)
Proceeds from note payable to American Equity
   Investment Life Holding Company                             10,000             16,000                  -
Increase (decrease) in amounts due under repurchase
   agreements                                                 241,731           (110,000)            23,031
Increase (decrease) in amount due to reinsurer                 (3,410)            14,318                  -
Cash contributions by American Equity Investment
   Life Holding Company                                             -             10,000                  -
Dividend paid to American Equity Investment Life
   Holding Company                                             (5,000)                 -             (1,500)
                                                       -----------------------------------------------------
Net cash provided by financing activities                   1,508,627          1,726,840            720,794
                                                       -----------------------------------------------------
Increase (decrease) in cash and cash equivalents             (159,565)             9,062            166,354

Cash and cash equivalents at beginning of year                179,739            170,677              4,323
                                                       -----------------------------------------------------
Cash and cash equivalents at end of year               $       20,174     $      179,739     $      170,677
                                                       =====================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during year for:
   Interest                                            $        2,135     $        4,199     $        5,093
   Income taxes                                                 5,979             10,401              3,512
Non-cash financing and investing activities:
   Bonus interest deferred as policy acquisition
     costs                                                     28,153             17,399              9,955
   Amounts due to related party under General
     Agency Commission and Servicing Agreement
     deferred as policy acquisition costs                      11,796                  -             28,400
   Contribution of held for investment fixed
     maturity securities from American Equity
     Investment Life Holding Company                                -             19,962             10,156

SEE ACCOMPANYING NOTES.

                American Equity Investment Life Insurance Company

                   Notes to Consolidated Financial Statements
                             (DOLLARS IN THOUSANDS)

                                December 31, 2002

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

American Equity Investment Life Insurance Company (the Company) is a wholly-owned subsidiary of American Equity Investment Life Holding Company (the Holding Company). The Company is licensed to sell insurance products in 46 states and the District of Columbia at December 31, 2002. The Company offers a broad array of annuity and insurance products. The Company's business consists primarily of the sale of equity index and fixed rate annuities. In 1998, the Company began offering variable annuity products. The Company operates solely in the life insurance business.

CONSOLIDATION AND BASIS OF PRESENTATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, American Equity Investment Life Insurance Company of New York (formed in 2001). All significant intercompany accounts and transactions have been eliminated.

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, valuation of embedded derivatives on equity index reserves and valuation allowances on deferred tax assets and investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized.

RECLASSIFICATIONS

Certain amounts in the 2001 and 2000 consolidated financial statements have been reclassified to conform to the 2002 financial statement presentation.

INVESTMENTS

Fixed maturity securities (bonds and redeemable preferred stocks that mature more than one year after issuance) that may be sold prior to maturity are classified as available for sale. Available for sale securities are reported at estimated fair value and unrealized gains and losses, if any, on these securities are included directly in a separate component of stockholder's equity, net of income taxes and certain adjustments for assumed changes in amortization of deferred policy acquisition costs. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporate prepayment assumptions to estimate the securities' expected lives.

Fixed maturity securities that the Company has the positive intent and ability to hold to maturity are designated as held for investment. Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities' expected lives.

Equity securities, comprised of common and non-redeemable preferred stocks, are classified as available for sale and reported at market value. Unrealized gains and losses are included directly in a separate component of stockholder's equity, net of income taxes.

Mortgage loans on real estate are reported at cost, adjusted for amortization of premiums and accrual of discounts. If the Company determines that the value of any mortgage loan is impaired, the carrying amount of the mortgage loan will be reduced to its fair value, based upon the present value of expected future cash flows from the loan discounted at the loan's effective interest rate, or the fair value of the underlying collateral.

Policy loans are reported at unpaid principal.

The carrying amounts of all the Company's investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the Company's carrying amount in the investment is reduced to its estimated fair value and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

Market values, as reported herein, of fixed maturity and equity securities are based on the latest quoted market prices, or for those fixed maturity securities not readily marketable, at values which are representative of the market values of issues of comparable yield and quality.

DERIVATIVE INSTRUMENTS

The Financial Accounting Standards Board issued, then subsequently amended, Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which became effective for the Company on January 1, 2001. Under SFAS No. 133, as amended, all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows. For derivatives qualifying as hedges of future cash flows, the effective portion of the changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any "ineffective" portion of a hedge is reported in earnings as it occurs.

The Company has equity-index annuity products that guarantee the return of principal to the policyholder and credit interest based on a percentage of the gain in a specified equity market index. A portion of the premium from each policyholder is invested in investment grade fixed income securities to cover the minimum guaranteed value due the policyholder at the end of the contract term. A portion of the premium is used to purchase derivatives consisting of call options on the applicable equity market indices to fund the index credits due to equity index annuity holders. Substantially all of such call options are one-year options which are closely matched to the annual crediting liabilities on such policies. In addition, the call options are marked to market with the change in fair value included as a component of the Company's revenues. On the respective anniversary dates of the equity index policies, the equity index used to compute such annual crediting liabilities is reset and the Company purchases new one-year call options to fund the next annual index credit. The Company manages the cost of these purchases through the terms of its equity index annuities, which permits the Company to change annual participation rates, asset fees, and/or caps, subject to guaranteed minimums. By reducing participation rates, asset fees or caps, the Company can limit option costs to budgeted amounts except in cases where the minimum guarantees prevent further reductions in these contract terms.

The Company's strategy attempts to mitigate any potential risk of loss under these agreements through a regular monitoring process which evaluates the program's effectiveness. The Company is exposed to risk of loss in the event of nonperformance by the counterparties and, accordingly, the Company purchases its option contracts from multiple counterparties and evaluates the creditworthiness of all counterparties prior to purchase of the contracts. At December 31, 2002, all of these options had been purchased from nationally recognized investment banking institutions with a Standard and Poor's credit rating of BBB+ or higher.

Under SFAS No. 133, the annual crediting liabilities on the Company's equity index annuities are treated as a "series of embedded derivatives" over the life of the applicable contract. The Company does not purchase call options to fund the equity index liabilities which may arise after the next policy anniversary date. The Company must value both the call options and the related forward embedded options in the policies at fair value. The change in fair value for the call options is included in change in fair value of derivatives and the change in fair value adjustment of the embedded options is included in change in fair value of embedded derivatives in the Consolidated Statements of Income.

For the years ended December 31, 2002 and 2001, change in fair value of derivatives of $(57.8) million and $(55.2) million, respectively, represents the change in fair value on call options used to fund the next-year income credit to the equity index annuities. The change in fair value of options embedded within the equity index products (including the forward options) was $(5.0) million and $12.9 million for the years ended December 31, 2002 and 2001, respectively. Amortization of deferred policy acquisition costs was increased by $1.4 million for the year ended December 31, 2002 and decreased by $0.8 million for the year ended December 31, 2001 as a result of the impact of SFAS No. 133.

At January 1, 2001, the Company's financial statements were adjusted to record a cumulative effect of adopting this accounting change, as follows:

Fair value adjustment related to:
   Call options                                                $    (14,537)
   Equity index annuity liabilities                                  11,736
Adjustments for assumed changes in amortization of deferred
   policy acquisition costs                                           1,571
Deferred income tax benefit                                             431
                                                               ------------
Total                                                          $       (799)
                                                               ============

Prior to the adoption of SFAS No. 133, the Company recorded the options at amortized cost plus intrinsic value, if any. Changes in the intrinsic value of the options were offset by changes to the policy benefit liabilities in the consolidated statements of income. This amount was $(21.7) million during the year ended December 31, 2000.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, certain costs of producing new insurance business, principally commissions, first-year bonus interest and certain costs of policy issuance (including policy issue costs of $4.1 million in 2002, $4.9 million in 2001 and $2.7 million in 2000) have been deferred. For annuity and single premium universal life products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of future gross profits/margins (including the impact of realized investment gains and losses) to be realized from a group of products are revised. Deferred policy acquisition costs are also adjusted for the change in amortization that would have occurred if available-for-sale fixed maturity securities had been sold at their aggregate market value and the proceeds reinvested at current yield. The impact of this adjustment is included in accumulated other comprehensive loss within stockholder's equity.

For traditional life and accident and health insurance, deferred policy acquisition costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, principally using the same assumptions for interest, mortality and withdrawals that are used for computing liabilities for future policy benefits subject to traditional "lock-in" concepts.

PROPERTY, FURNITURE AND EQUIPMENT

Property, furniture and equipment, comprised primarily of office furniture and equipment, data processing equipment and capitalized software costs, are reported at cost less allowances for depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities represent funds that are separately administered for the benefit of variable annuity policyholders who bear the underlying investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of premiums received from and benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the consolidated statements of income. The Company receives various fees (mortality, expense and surrender charges assessed against policyholder account balances) that are included as revenues in the consolidated statements of income.

FUTURE POLICY BENEFITS

Future policy benefit reserves for annuity and single premium universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for these products ranged from 3.0% to 12.0% in 2002 and 2001, and from 3.0% to 12.5% in 2000. A portion of this amount ($28.2 million, $17.4 million and $10.0 million during the years ended December 31, 2002, 2001 and 2000, respectively) represents an additional interest credit on first-year premiums payable until the first contract anniversary date (first-year bonus interest). Such amounts have been offset against interest credited to account balances and deferred as policy acquisition costs.

The liability for future policy benefits for traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality, and other assumptions underlying the guaranteed policy cash values. Reserve interest assumptions are level and range from 3.0% to 6.0%. The liabilities for future policy benefits for accident and health insurance are computed using a net level premium method, including assumptions as to morbidity and other assumptions based on the Company's experience, modified as necessary to give effect to anticipated trends and to include provisions for possible unfavorable deviations. Policy benefit claims are charged to expense in the period that the claims are incurred.

Unpaid claims include amounts for losses and related adjustment expenses and are determined using individual claim evaluations and statistical analysis. Unpaid claims represent estimates of the ultimate net costs of all losses, reported and unreported, which remain unpaid at December 31 of each year. These estimates are necessarily subject to the impact of future changes in claim severity, frequency and other factors. In spite of the variability inherent in such situations, management believes that the unpaid claim amounts are adequate. The estimates are continuously reviewed and as adjustments to these amounts become necessary, such adjustments are reflected in current operations.

Certain group policies include provisions for annual experience refunds of premiums equal to net premiums received less a 16% administrative fee and less claims incurred. Such amounts (2002 - $0.3 million; 2001 - $0.6 million; and 2000 - $0.3 million) are reported as a reduction of traditional life and accident and health insurance premiums in the consolidated statements of income.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the temporary differences between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for annuity and single premium universal life products consist of surrender charges assessed against policyholder account balances and mortality and expense charges (single premium universal life products only) during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances (single premium universal life policies only).

Traditional life and accident and health premiums are recognized as revenues over the premium-paying period. Future policy benefits are recognized as expenses over the life of the policy by means of the provision for future policy benefits.

All insurance-related-revenues, benefits, losses and expenses are reported net of reinsurance ceded.

PREMIUM AND DEPOSITS BY PRODUCT TYPE

The Company markets equity index annuities, fixed rate annuities, a variable annuity and life insurance. In connection with its reinsured group life business, the Company also collects renewal premiums on certain accident and health insurance policies. Premiums and deposits (after cancellations and net of reinsurance) by product category collected in 2002, 2001 and 2000, were as follows:

                                             YEAR ENDED DECEMBER 31
PRODUCT TYPE                         2002             2001              2000
-----------------------------------------------------------------------------------
Equity Index Annuities:
   Index Strategies             $      523,224    $      431,571    $      596,863
   Fixed Strategy                      370,496           156,553            37,030
                                --------------    --------------    --------------
Total Equity Index Annuities           893,720           588,124           633,893

Fixed Rate Annuities                   703,628         1,418,758           209,447
Life Insurance                          12,958            12,349            10,169
Accident and Health                        706               792               865
Variable Annuities                          83                15             3,895
                                --------------    --------------    --------------
                                $    1,611,095    $    2,020,038    $      858,269
                                ==============    ==============    ==============

STOCK-BASED COMPENSATION

The Company has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB 25) and related Interpretations in accounting for its employee stock options. Under APB 25, because the exercise price of the Company's employee stock options equals the fair value of the underlying stock on the date of grant, no compensation expense is recognized.

Pro forma information regarding net income is required by SAFS No. 123 as amended by SFAS No. 148, and has been determined as if the Company had accounted for its employee stock options and subscription rights under the fair value method of that statement. The fair value for these options was estimated at the date of grant using a minimum value option pricing model (which is used for non-public companies) with the following weighted-average assumptions:

                                                       YEAR ENDED DECEMBER 31
                                               2002             2001              2000
                                          ---------------- ---------------- -----------------
   Risk-free interest rate                      1.45%             2.44%            6.70%
   Dividend yield                                  0%                0%               0%
   Weighted-average expected life             3 years           3 years          3 years

The minimum value option pricing model is similar to the Black-Scholes option valuation model (which is primarily used for public companies) except that it excludes an assumption for the expected volatility of market price. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma net earnings were as follows:

                                                               YEAR ENDED DECEMBER 31
                                                       2002             2001              2000
                                                   ------------     ------------     ------------
Net income, as reported                            $     16,967     $      3,302     $      6,633
Deduct: Total stock-based employee compensation
  expense determined under fair value based
  method for  all awards, net of related tax
  effect                                                   (491)             (38)          (1,201)
                                                   ------------     ------------     ------------
Net income, pro forma                              $     16,476     $      3,264     $      5,432
                                                   ============     ============     ============

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) includes all changes in stockholder's equity during a period except those resulting from investments by and distributions to stockholder. Other comprehensive income (loss) excludes net realized investment gains included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $(0.1) million in 2002, $0.4 million in 2001 and $4.2 million in 2000. Such amounts, which have been measured through the date of sale, are net of adjustments to deferred policy acquisition costs and income taxes totaling $(0.1) million in 2002, $0.4 million in 2001 and $1.5 million in 2000.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair values of financial instruments:

FIXED MATURITY SECURITIES: Quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

EQUITY SECURITIES: Quoted market prices.

MORTGAGE LOANS ON REAL ESTATE: Discounted expected cash flows using interest rates currently being offered for similar loans.

DERIVATIVE INSTRUMENTS: Quoted market prices from related counterparties.

POLICY LOANS: The Company has not attempted to determine the fair values associated with its policy loans, as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure is not worth the benefit to be derived.

CASH AND CASH EQUIVALENTS: Amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: Reported at estimated fair value in the consolidated balance sheets.

ANNUITY AND SINGLE PREMIUM UNIVERSAL LIFE POLICY BENEFIT RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities), are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value) adjusted as required under SFAS No. 133. The Company is not required to and has not estimated the fair value of its liabilities under other contracts.

NOTE PAYABLE TO PARENT AND AMOUNTS DUE UNDER REPURCHASE AGREEMENTS: As the note payable to parent and short-term indebtedness under repurchase agreements have variable interest rates, the amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

AMOUNTS DUE TO RELATED PARTY UNDER GENERAL AGENCY COMMISSION AND SERVICING
AGREEMENT: Fair values are estimated by discounting expected cash flows using interest rates currently being offered for similar securities.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                   DECEMBER 31
                                                       2002                           2001
                                         ------------------------------- -------------------------------
                                             CARRYING       ESTIMATED        CARRYING       ESTIMATED
                                              AMOUNT       FAIR VALUE         AMOUNT       FAIR VALUE
                                         ------------------------------- -------------------------------
ASSETS
Fixed maturity securities:
  Available for sale                        $3,753,144     $3,753,144       $2,974,761     $2,974,761
  Held for investment                        1,149,510      1,151,337          454,605        412,378
Equity securities, available for sale           16,806         16,806           18,045         18,045
Mortgage loans on real estate                  334,339        359,447          108,181        109,806
Derivative instruments                          52,313         52,313           40,052         40,052
Policy loans                                       295            295              291            291
Cash and cash equivalents                       20,174         20,174          179,739        179,739
Separate account assets                          2,810          2,810            3,858          3,858

LIABILITIES
Annuity and single premium universal
  life policy benefit reserves               5,419,276      4,703,588        3,968,455      3,498,954
Amounts due to related party under
  General Agency Commission and
  Servicing Agreement                           40,345         40,345           46,607         49,600
Note payable to parent                          51,000         51,000           41,000         41,000
Amounts due under repurchase agreements        241,731        241,731                -              -
Liabilities related to separate account          2,810          2,810            3,858          3,858

3. INVESTMENTS

At December 31, 2002 and 2001, the amortized cost and estimated fair value of fixed maturity securities and equity securities were as follows:

                                                                       GROSS              GROSS
                                                    AMORTIZED        UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST             GAINS              LOSSES           FAIR VALUE
                                                 ----------------------------------------------------------------------
DECEMBER 31, 2002
FIXED MATURITY SECURITIES: AVAILABLE FOR SALE
United States Government and agencies            $    3,116,562    $       19,348     $       (1,907)    $    3,134,003
State, municipal and other governments                    5,621                10                  -              5,631
Public utilities                                         52,308             1,622             (2,907)            51,023
Corporate securities                                    354,071             3,407            (19,408)           338,070
Redeemable preferred stocks                              11,882             1,180               (240)            12,822
Mortgage and asset-backed securities                    256,470             1,885            (46,760)           211,595
                                                 ----------------------------------------------------------------------
                                                 $    3,796,914    $       27,452     $      (71,222)    $    3,753,144
                                                 ======================================================================
HELD FOR INVESTMENT
United States Government and agencies            $    1,073,837    $        2,406     $         (579)    $    1,075,664
Corporate securities                                     75,673                 -                  -             75,673
                                                 ----------------------------------------------------------------------
                                                 $    1,149,510    $        2,406     $         (579)    $    1,151,337
                                                 ======================================================================
EQUITY SECURITIES: AVAILABLE FOR SALE
Non-redeemable preferred stocks                  $       11,218    $          271     $         (110)    $       11,379
Common stocks                                             6,633                17             (1,223)             5,427
                                                 ----------------------------------------------------------------------
                                                 $       17,851    $          288     $       (1,333)    $       16,806
                                                 ======================================================================

DECEMBER 31, 2001
FIXED MATURITY SECURITIES: AVAILABLE FOR SALE
United States Government and agencies            $    1,770,024    $        3,080     $      (64,631)    $    1,708,473
State, municipal and other governments                    5,234                 -               (135)             5,099
Public utilities                                         39,315               525             (1,368)            38,472
Corporate securities                                    495,971             4,813            (27,228)           473,556
Redeemable preferred stocks                              15,704             1,539               (188)            17,055
Mortgage and asset-backed securities                    774,792             2,534            (45,220)           732,106
                                                 ----------------------------------------------------------------------
                                                 $    3,101,040    $       12,491     $     (138,770)    $    2,974,761
                                                 ======================================================================
HELD FOR INVESTMENT
United States Government and agencies            $      379,011       $         -     $      (45,210)    $      333,801
Corporate securities                                     75,594             2,983                  -             78,577
                                                 ----------------------------------------------------------------------
                                                 $      454,605    $        2,983     $      (45,210)    $      412,378
                                                 ======================================================================
EQUITY SECURITIES: AVAILABLE FOR SALE
Non-redeemable preferred stocks                  $       15,418    $           18     $         (130)    $       15,306
Common stocks                                             2,991                 -               (252)             2,739
                                                 ----------------------------------------------------------------------
                                                 $       18,409    $           18     $         (382)    $       18,045
                                                 ======================================================================

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. All of the Company's mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, and are shown below as a separate line.

                                                    AVAILABLE FOR SALE             HELD FOR INVESTMENT
                                               ------------------------------------------------------------
                                                 AMORTIZED       ESTIMATED      AMORTIZED        ESTIMATED
                                                    COST        FAIR VALUE         COST         FAIR VALUE
                                               ----------------------------    ----------------------------
Due after one year through five years          $     15,739    $     16,270    $          -    $          -
Due after five years through ten years              343,676         346,980               -               -
Due after ten years through twenty years            657,328         653,856         119,371         119,533
Due after twenty years                            2,523,701       2,524,443       1,030,139       1,031,804
                                               ----------------------------    ----------------------------
                                                  3,540,444       3,541,549       1,149,510       1,151,337

Mortgage-backed and asset-backed securities         256,470         211,595               -               -
                                               ----------------------------    ----------------------------
Total                                          $  3,796,914    $  3,753,144    $  1,149,510    $  1,151,337
                                               ============================    ============================

Net unrealized losses on available-for-sale fixed maturity securities and equity securities, reported as a separate component of stockholder's equity, were comprised of the following at December 31, 2002 and 2001:

                                                                                DECEMBER 31
                                                                          2002              2001
                                                                      -----------------------------
Net unrealized losses on available-for-sale fixed
  maturity and equity securities                                      $    (44,815)    $   (126,643)
Adjustments for assumed changes in amortization of deferred policy
  acquisition costs                                                         25,587           75,057
Net unrealized gain and amortization on fixed maturity securities
  transferred from available for sale to held for investment                   853                -
Deferred income tax benefit                                                  6,431           18,055
                                                                      -----------------------------
Net unrealized losses reported as accumulated other comprehensive
  loss                                                                $    (11,944)    $    (33,531)
                                                                      =============================

Components of net investment income are as follows:

                                             YEAR ENDED DECEMBER 31
                                      2002            2001             2000
                                 ----------------------------------------------
Fixed maturity securities        $    288,087     $    196,102     $    125,691
Equity securities                       1,194              786              754
Mortgage loans on real estate          15,025            2,347                -
Derivative instruments                      -                -          (32,162)
Policy loans                               19               20               19
Cash and cash equivalents               3,471           12,084            1,587
Other invested assets                     495           (4,542)              11
                                 ----------------------------------------------
                                      308,291          206,797           95,900
Less investments expenses              (4,163)          (2,144)          (1,403)
                                 ----------------------------------------------
Net investment income            $    304,128     $    204,653     $     94,497
                                 ==============================================

The Company entered into an investment advisory agreement effective October 1, 2002 with the Holding Company whereby the Company pays to the Holding Company a quarterly fee of .25% on the first $100 million plus .15% on the amount in excess of $100 million of the market value of assets. In exchange for this fee, the Holding Company is to provide investment advice and make investment decisions. During 2002, the Company paid the Holding Company $1.9 million in accordance with this agreement.

Proceeds from sales of available for sale fixed maturity securities for the years ended December 31, 2002, 2001 and 2000 were $1,821.1 million, $603.9 million and $6.5 million, respectively. Scheduled principal repayments, calls and tenders for available for sale fixed maturity securities for the years ended December 31, 2002, 2001 and 2000 were $1,706.6 million, $1,131.0 million and
$622.4 million, respectively.

Net realized gains (losses) included in revenues for the years ended December 31, 2002, 2001 and 2000 are as follows:

                                                                YEAR ENDED DECEMBER 31
                                                        2002             2001             2000
                                                   ----------------------------------------------
Available for sale fixed maturity securities:
  Gross realized gains                             $     19,943     $     12,820       $        -
  Gross realized losses                                  (6,773)          (4,439)            (977)
  Writedowns (other than temporary impairments)         (13,030)          (7,773)               -
                                                   ----------------------------------------------
                                                            140              608             (977)
Equity securities, available for sale                      (262)             179             (434)
                                                   ----------------------------------------------
                                                   $       (122)    $        787     $     (1,411)
                                                   ==============================================

Changes in unrealized appreciation (depreciation) on investments for the years ended December 31, 2002, 2001 and 2000 are as follows:

                                                                       YEAR ENDED DECEMBER 31
                                                                2002             2001             2000
                                                            ----------------------------------------------
Fixed maturity securities held for investment carried at
  amortized cost                                            $     44,054     $     22,030     $     18,325
                                                            ==============================================

Investments carried at estimated fair value:
  Fixed maturity securities, available for sale             $     82,509     $    (77,463)    $     24,629
  Equity securities, available for sale                             (681)             400             (357)
                                                            ----------------------------------------------
                                                                  81,828          (77,063)          24,272
Adjustment for effect on other balance sheet accounts:
  Deferred policy acquisition cost                               (49,470)          51,441            3,970
  Deferred income tax asset                                      (11,624)           8,967           (9,884)
  Net unrealized gain and amortization on fixed maturity
    securities transferred from available-for-sale to
    held for investment                                              853                -                -
                                                            ----------------------------------------------
Change in unrealized appreciation (depreciation) on
  investments carried at estimated fair value                    (60,241)          60,408           (5,914)
                                                            ----------------------------------------------
                                                            $     21,587     $    (16,655)    $     18,358
                                                            ==============================================

3. INVESTMENTS (CONTINUED)

During 2002, we transferred fixed maturity securities at fair value of $436.7 million (amortized cost of $435.7 million) from available for sale to held for investment to match our investment objectives, which are to hold these investments to maturity. The unrealized gain on these securities on the date of transfer ($1.0 million) is included as a separate component of accumulated other comprehensive loss, and will be amortized over the lives of the securities.

The Company's mortgage loan portfolio totaled $334.3 million and $108.2 million at December 31, 2002 and 2001, respectively, with commitments outstanding of $49.3 million at December 31, 2002. The portfolio consists of commercial mortgage loans diversified as to property type, location and loan size. The loans are collateralized by the related properties. The Company's mortgage lending policies establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type. The commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

                                                                  DECEMBER 31
                                                      2002                            2001
                                         ------------------------------- -----------------------------
                                         CARRYING AMOUNT    PERCENT      CARRYING AMOUNT    PERCENT
                                         ------------------------------- -----------------------------
GEOGRAPHIC DISTRIBUTION
East North Central                           $ 35,989         10.8%          $  9,189          8.5%
East South Central                             15,796          4.7             16,029         14.8
Middle Atlantic                                40,879         12.2             18,352         17.0
Mountain                                       26,478          7.9                  -            -
New England                                    13,242          4.0              3,496          3.2
Pacific                                        20,499          6.1                  -            -
South Atlantic                                 96,401         28.8             39,260         36.3
West North Central                             65,177         19.5             21,855         20.2
West South Central                             19,878          6.0                  -            -
                                         -------------------------------------------------------------
Total                                        $334,339        100.0%          $108,181        100.0%
                                         =============================================================

                                                                  DECEMBER 31
                                                      2002                            2001
                                         ------------------------------- -----------------------------
                                         CARRYING AMOUNT    PERCENT      CARRYING AMOUNT    PERCENT
                                         ------------------------------- -----------------------------
PROPERTY TYPE DISTRIBUTION
Office                                       $126,818         37.9%         $  42,059         38.9%
Retail                                        101,485         30.4%            19,131         17.7%
Industrial                                     70,141         21.0%            28,609         26.4%
Hotel                                          21,218          6.3%            13,135         12.1%
Apartment                                         968          0.3%                 -          -
Mixed use/other                                13,709          4.1%             5,247          4.9%
                                         -------------------------------------------------------------
Total                                        $334,339        100.0%          $108,181        100.0%
                                         =============================================================

During 2002, the Company entered into a transaction relating to the short-sale of $150.0 million of U.S. Treasury Securities. The transaction was intended to address interest rate exposure and generate capital gains that could be used to offset previously incurred capital losses. This transaction settled on November 14, 2002 and the net effect of $0.6 million is included in the consolidated statement of income as other interest expense.

During 2000, the Company purchased financial futures instruments and total return exchange agreements as a part of its asset-liability management activities. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk, and facilitating the funding needs of the Company. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Total return exchange agreements generally involve the exchange of the total return or yield on a referenced security for a specified interest rate.

If a financial futures contract used to manage interest rate risk was terminated early and resulted in payments based on the change in value of the underlying asset, any resulting gain or loss was deferred and amortized as an adjustment to the yield of the designated asset over its remaining life as long as the transaction qualified for hedge accounting. The effectiveness of the hedge was measured by a historical and probable future high correlation of changes in the fair value of the hedging instruments with changes in value of the hedged item. If correlation ceased to exist, hedge accounting would have been terminated and gains or losses recorded in income. During 2000, high correlation was achieved. Deferred losses of $2.3 million for 2000 are included in held-for-investment fixed maturity securities and are being amortized as an adjustment to interest income over the life of the hedged instrument.

For total return exchange agreements, the change in fair value of these agreements was recognized as a component of our revenues. In 2000, the change in fair value of these agreements totaled $(3.4) million.

The Company did not purchase or enter into any financial futures instruments or total return exchange agreements during 2002 or 2001 and all agreements were terminated or matured as of December 31, 2000.

As part of its investment strategy, the Company enters into securities lending programs to increase its return on investments and improve its liquidity. These transactions are accounted for as amounts due under repurchase agreements (short-term collateralized borrowings). These borrowings are collateralized by investment securities with fair market values approximately equal to the amount due. Such borrowings averaged approximately $137.8 million and $100.0 million for the years ended December 31, 2002 and 2001, respectively. The weighted average interest rate on amounts due under repurchase agreements was 1.59% and 6.51% for the years ended December 31, 2002 and 2001, respectively.

At December 31, 2002, fixed maturity securities and short-term investments with an amortized cost of $5,293.5 million were on deposit with state agencies to meet regulatory requirements. There are no restrictions on these assets.

At December 31, 2002, the following investments in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceed 10% of stockholder's equity:

                                                       ESTIMATED
                                                      FAIR VALUE
                                                     AND CARRYING       AMORTIZED
ISSUER                                                  AMOUNT             COST
---------------------------------------------------------------------------------
FBL Capital Trust I                                     $75,673          $75,673
JP Morgan                                                20,896           20,954
USTDB Inc.                                               13,653           19,450
Knight Funding                                           14,861           18,387
AIG Global                                               13,034           18,302
USTDB Inc.                                               12,436           17,767
Oakwood Mtg. Inv. Inc.                                   10,329           17,022
Dow Chemical                                             15,094           15,252
General Motors Corp.                                     14,572           15,081
Continental Airlines                                     12,043           14,862
Goldman Sachs Group Inc.                                 15,129           14,684

4. DEFERRED POLICY ACQUISITION COSTS

An analysis of deferred policy acquisition costs is presented below for the years ended December 31, 2002 and 2001:

                                                  2002              2001
                                             ---------------- -----------------
Balance at beginning of year                       $492,757         $289,609
Costs deferred during the year                      192,093          171,850
Amortized to expense during the year                (39,930)         (23,040)
Other                                                     -            2,897
Effect of unrealized losses                         (49,470)          51,441
                                             ---------------- -----------------
Balance at end of year                             $595,450         $492,757
                                             ================ =================

5. REINSURANCE AND POLICY PROVISIONS

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Reinsurance coverages for life insurance vary according to the age and risk classification of the insured.

Reinsurance contracts do not relieve the Company of its obligations to its policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations, and payment of these obligations could result in losses to the Company. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers, and monitors concentrations of credit risk. Insurance premiums have been reduced by $0.6 million, $0.2 million and $0.2 million and insurance benefits have been reduced by $0.1 million, $0.2 million and $0.4 million during the years ended December 31, 2002, 2001 and 2000, respectively, as a result of cession agreements.

No allowance for uncollectible amounts has been established against the Company's asset for amounts receivable from other insurance companies since none of the receivables are deemed by management to be uncollectible.

Effective January 1, 2001, the Company entered into a transaction treated as reinsurance under statutory accounting requirements and as financial reinsurance under accounting principles generally accepted in the United States (GAAP) with a subsidiary of Swiss Reinsurance Company ("Swiss Re") which includes a coinsurance segment on a 2% quota share basis and a yearly renewable term segment reinsuring a portion of death benefits payable on annuities produced after January 1, 2001 through approximately July 31, 2001. The coinsurance segment provides reinsurance to the extent of 2% of all risks associated with the Company's annuity policies covered by this reinsurance agreement. The Company received a 2% expense allowance for this segment which is being repaid over a five-year period from the profits emerging from the reinsured block of policies. This segment of the reinsurance agreement provided $20 million in statutory surplus benefit during 2001.

The second segment is yearly renewable term reinsurance whereby Swiss Re's subsidiary reinsures risks associated with the death benefits on the Company's annuity products to the extent such benefits exceed the cash surrender values of the applicable contracts. The Company has received the maximum expense allowance allowable under this agreement of $15 million during 2001 which was equal to 2.25% - 3% of the first year premiums on annuities issued after January 2001 through approximately July 31, 2001. This amount is to be paid ratably over a five-year period. The balance at December 31, 2002 and 2001 was $10.9 million and $14.3 million, respectively. This agreement bears interest at the ninety day London Interbank Offered Rate plus 140 basis points (2.78% at December 31, 2002) and interest incurred was $0.4 million for each of the years ended December 31, 2002 and 2001.

Under the Swiss Re agreement, the Company is required to meet certain financial ratio requirements. The Company currently does not meet the risk-based capital and A.M. Best Company rating requirements under the agreement. Discussions with Swiss Re are on going in regards to the issue of a waiver or transfer of the agreement to another reinsurance company. If an agreement cannot be reached, the Company will no longer receive experience refunds under the agreement and an acceleration of the repayment/recapture of the agreement will occur.

The Company entered into a reinsurance transaction effective November 1, 2002 with Hannover Life Reassurance Company of America which is treated as reinsurance under statutory accounting requirements and as financial reinsurance under GAAP. This agreement includes a coinsurance segment and a yearly renewable term segment reinsuring a portion of death benefits payable on certain annuities issued from January 1, 2002 to December 31, 2002. The coinsurance segment provides reinsurance to the extent of 6.88% of all risks associated with our annuity policies covered by this reinsurance agreement. This agreement provided approximately $29.8 million in statutory surplus benefit during 2002. Risk charges of $0.2 million were incurred during the year ended December 31, 2002 related to this agreement.

Effective August 1, 2001, the Company entered into a coinsurance agreement with Equitrust Life Insurance Company ("Equitrust"), an affiliate of Farm Bureau Life Insurance Company ("Farm Bureau") covering 70% of certain of the Company's non-multi-year guarantee fixed annuities and equity-index annuities issued from August 1, 2001 through December 31, 2001 and 40% of those contracts for 2002 and 2003. As of December 31, 2002, Farm Bureau beneficially owned 32.47% of the common stock of American Equity Investment Life Holding Company. Total annuity deposits ceded were approximately $837.9 million and $418.3 million for the years ended December 31, 2002 and the period from August 1, 2001 to December 31, 2001, respectively. The balance due under this agreement to Farm Bureau was $1.5 million at December 31, 2002 and $22.9 million at December 31, 2001 and represents the market value of the call options related to the ceded business held by the Company to fund the index credits and cash due to or from Farm Bureau related to the transfer of annuity deposits.

During 1998, the Company entered into a modified coinsurance agreement to cede 70% of its variable annuity business to EquiTrust. Under this agreement, the Company paid EquiTrust $0.2 million, $0.2 million and $0.1 million for the years ended December 31, 2002, 2001 and 2000, respectively. The modified coinsurance agreement has an initial term of four years and will continue thereafter until termination by written notice at the election of either party. Any such termination will apply to the submission or acceptance of new policies, and business reinsured under the agreement prior to any such termination is not eligible for recapture before the expiration of 10 years. EquiTrust (or one of its affiliates) provides the administrative support necessary to manage this business

6. INCOME TAXES

For federal income tax purposes for 2002, the Company will join in a consolidated income tax return with the Holding Company. The Company filed a consolidated federal income tax return for 2001 with its subsidiary, American Equity Investment Life Insurance Company of New York. The Company filed a separate federal income tax return for 2000.

Deferred income taxes are established by the Company based upon the temporary differences among financial reporting and tax bases of assets and liabilities, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, measured using the enacted tax rates.

The Company's income tax expense is as follows:

                                     FOR THE YEAR ENDED DECEMBER 31
                                 2002             2001            2000
                            ----------------------------------------------
Current income taxes        $     18,949     $      6,127     $      5,226
Deferred income taxes             (9,739)          (4,204)          (1,804)
                            ----------------------------------------------
Total income tax expense    $      9,210     $      1,923     $      3,422
                            ==============================================

Income tax expense differed from that computed at the applicable statutory federal income tax rate (35%) as follows:

                                                                YEAR ENDED DECEMBER 31
                                                         2002           2001             2000
                                                    ---------------------------------------------
Income before income taxes                          $     26,177    $      6,024     $     10,055
                                                    =============================================

Income tax expense on income before income taxes
  at statutory rate                                 $      9,162    $      2,108     $      3,519
Reconciling items, all of which are individually
  insignificant                                               48            (185)             (97)
                                                    ---------------------------------------------
Income tax expense                                  $      9,210    $      1,923     $      3,422
                                                    =============================================

The tax effect of individual temporary differences at December 31, 2002 and 2001, is as follows:

                                                                              DECEMBER 31
                                                                          2002            2001
                                                                     -----------------------------
Deferred income tax assets:
  Policy benefit reserves                                            $    207,651     $    143,648
  Unrealized depreciation of fixed maturity securities and equity
    securities                                                              6,431           18,055
  Net capital loss carryforward                                                 -            5,614
  Amount due to reinsurer                                                   3,818            4,773
  Other                                                                       616              311
                                                                     -----------------------------
                                                                          218,516          172,401
Deferred income tax liabilities:
  Accrued discount on fixed maturity securities                            (6,597)         (10,057)
  Deferred policy acquisition costs                                      (166,856)        (115,359)
  Other                                                                      (294)            (331)
                                                                     -----------------------------
                                                                         (173,747)        (125,747)
                                                                     -----------------------------
Deferred income tax asset                                            $     44,769     $     46,654
                                                                     =============================

The Company regularly reviews its need for a valuation allowance against its deferred income tax assets. No valuation allowances were carried at December 31, 2002 and 2001 as the Company has adopted plans and policies to realize related benefits.

7. NOTE PAYABLE TO PARENT

Through December 31, 2002, the Company has borrowed $51.0 million from its parent company in the form of surplus notes ($41.0 million at December 31, 2001). The notes call for the Company to pay the principal amount of the note and interest at an 8% annual rate. Any scheduled payment of interest or repayment of principal may be paid only out of the Company's earnings, subject to approval by the Insurance Division, Department of Commerce, of the State of Iowa. Interest payable on these notes was $0.5 million for each of the years ended December 31, 2002 and 2001.

8. GENERAL AGENCY COMMISSION AND SERVICING AGREEMENT

The Company has a General Agency Commission and Servicing Agreement with American Equity Investment Service Company (the Service Company), wholly-owned by the Holding Company's chairman, whereby, the Service Company acts as a national supervisory agent with responsibility for paying commissions to agents of the Company. Under the terms of the original agreement, the Service Company was required to pay the greater of (a) 5% of the premiums collected by the Company on the sale of certain annuity products, or (b) 50% of the agent's commissions payable by the Company on the sale of those same policies. In return, the Company agreed to pay quarterly renewal commissions to the Service Company equal to .3875% of the premiums received by the Company on policies that still remain in force.

On December 31, 1997, the Service Company and the Company amended the Agreement to provide for the payment of 100% of the agents' commissions by the Service Company for policies issued from July 1, 1997 through December 31, 1997. In return, the Company agreed to pay the Service Company quarterly renewal commissions of .7% of the premiums received by the Company before January 1, 1998 that still remain in force, and .325% for inforce amounts received thereafter. The revised quarterly renewal commission schedule commenced December 31, 1997. For policies issued from January 1, 1998 through August 31, 1999, the original agreement remains in effect and, accordingly, the Company pays renewal commissions of .325% of the premiums received on such policies which remain in force.

On June 30, 1999, the Service Company and the Company further amended the Agreement to provide for the payment of 30% of agents' commissions by the Service Company for policies issued on or after September 1, 1999, and the Company agreed to pay the Service Company quarterly renewal commissions of .25% for in force amounts received thereafter.

On October 1, 2002, the Service Company and the Company further amended their agreement to provide for the payment of 35% of the agents' commissions payable by the Service Company for policies issued from October 1, 2002 through December 31, 2002, and the Company agreed to pay the Service Company quarterly renewal commissions of .325% of in-force amounts received thereafter. Effective October 1, 2002, the Company also agreed to pay the Service Company quarterly renewal commissions of .325% of in-force amounts on policies issued from January 1, 1998 through August 31, 1999 and .7% of in-force amounts on policies issued prior to January 1, 1998. The termination date of the agreement was extended to December 31, 2008.

In connection with the General Agency Commission and Servicing Agreement, the Company records commissions and a related payable for amounts paid by the Service Company. Interest expense is recorded based upon estimated future payments to the Service Company based upon an imputed interest rate (approximately 9.0%) for each of the periods presented. Estimated future payments are evaluated regularly and the imputed interest rate will be adjusted when deemed necessary. During the years ended December 31, 2002 and 2000, the Service Company paid $11.8 million and $28.4 million, respectively, to agents of the Company. The Company paid renewal commissions to the Service Company of $21.7 million, $23.2 million and $20.5 million, respectively, during the years ended December 31, 2002, 2001 and 2000, respectively.

Estimated future payments under the General Agency Commission and Servicing Agreement at December 31, 2002 are as follows:

Year ending December 31:
  2003                                                   $25,247
  2004                                                    14,887
  2005                                                     4,106
  2006                                                       255
                                                         -------
                                                          44,495
Amounts representing interest                             (4,150)
                                                         -------
Net amount                                               $40,345
                                                         =======

9. RETIREMENT PLAN AND STOCK COMPENSATION PLAN

The Company has adopted a contributory defined contribution plan which is qualified under Section 401(k) of the Internal Revenue Service Code. The plan covers substantially all full-time employees of the Company, subject to minimum eligibility requirements. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $11,000 in 2002 and $10,500 in 2001 and 2000) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors. Plan contributions charged to expense were $0.1 million for each of the years ended December 31, 2002, 2001, and 2000.

The Company's parent has entered into deferred compensation arrangements with certain officers, directors, and consultants, whereby these individuals have agreed to take common stock of American Equity Investment Life Holding Company at a future date in lieu of current cash payments. The common stock is to be issued in conjunction with a "trigger event", as that term is defined in the individual agreements. To the extent that services rendered are for the benefit of the Company, the Company will record the related compensation expense associated with the arrangements. No compensation expense was recognized by the Company in 2002, 2001, or 2000 in connection with these arrangements although the Company has an other liability recorded of $0.1 million at December 31, 2002 and 2001 for services rendered prior to 1999.

During 1997, the Company established the American Equity Investment NMO Deferred Compensation Plan whereby agents can earn common stock of the Company's parent, American Equity Investment Life Holding Company, in addition to their normal commissions. Awards are calculated using formulas determined annually by the Company's Board of Directors and are generally based upon new annuity deposits. For the years ended December 31, 2002, 2001, and 2000, agents earned the right to receive 692,439; 563,637 and 262,395 shares, respectively. These shares will be awarded at the end of the vesting period of 4 years. A portion of the awards may be subject to forfeiture if certain production levels are not met over the remaining vesting period. The Company recognizes commission expense as the awards vest. For the years ended December 31, 2002, 2001 and 2000, agents vested in 476,918; 351,717 and 216,402 shares of common stock, respectively, and the Company recorded commission expense (which was subsequently capitalized as deferred policy acquisition costs) of $2.6 million, $2.5 million, and $1.6 million, respectively, under these plans. Amounts accrued are reported as other liabilities until stock has been issued. One national marketing organizations accounted for more than 10% of the annuity deposits and insurance premium collections during 2002 and 2001. Two of the Company's national marketing organizations each accounted for more than 10% of the annuity deposits and insurance premium collections during 2000.

As there is no publicly quoted market value for the Company's stock, the Company performs an internal valuation which involves estimates by management to determine a market value. Those estimates are based upon various factors including past stock transactions with third parties, growth in the Company's revenues, comparison of the Company's growth pattern to other companies and annual valuations completed by investment bankers familiar with the operations of the Company. The results of the internal valuation affect the amount of commission expense recognized (which is capitalized as deferred policy acquisition costs) in connection with the American Equity Investment NMO Deferred Compensation Plan as described in the preceding paragraph.

American Equity Investment Life Holding Company has an incentive stock option plan whereby employees may be granted options to purchase shares of its common stock. All options granted have 10 year terms, and vest and become fully exercisable immediately. The Company has elected to follow Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES (APB 25) and related Interpretations in accounting for its employee stock options because, as discussed below, the alternative fair value accounting provided for under SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, requires use of option valuation models that were not developed for use in valuing employee stock options. To the extent that options are issued to employees of the Company, any compensation expense related to the options would be recognized by the Company. Under APB 25, because the exercise price of the Company's employee stock options equals the fair value of the underlying stock on the date of grant, no compensation expense is recognized.

10. STATUTORY FINANCIAL INFORMATION

Iowa Insurance Laws require domestic insurers to maintain a minimum of $5.0 million of capital and surplus.

Prior approval of regulatory authorities is required for the payment of dividends to the Company's parent which exceed an annual limitation. During 2003, the Company could pay dividends to its parent of approximately $25.9 million without prior approval from regulatory authorities.

Statutory accounting practices prescribed or permitted by regulatory authorities for the Company differ from accounting principles generally accepted in the United States. Consolidated net income (loss) for the Company as determined in accordance with statutory accounting practices was $26.0 million, $(17.2) million and $10.4 million in 2002, 2001 and 2000, respectively, and consolidated total statutory capital and surplus of the Company was $227.2 million and $177.9 million at December 31, 2002 and 2001, respectively.

Life and health insurance companies are subject to certain risk-based capital
(RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

11. COMMITMENTS AND CONTINGENCIES

The Company leases its home office space and certain other equipment under operating leases, which expire through June 2007. During the years ended December 31, 2002, 2001 and 2000, rent expense totaled approximately $1.0 million, $0.5 million and $0.6 million, respectively. At December 31, 2002, minimum rental payments due under all noncancelable operating leases with initial terms of one year or more:

Year ending December 31:
  2003                                                                   $1,026
  2004                                                                    1,005
  2005                                                                      924
  2006                                                                      493
  2007                                                                       70
                                                                         ------
                                                                         $3,518
                                                                         ======

Assessments are, from time to time, levied on the Company by life and health guaranty associations by most states in which the Company is licensed to cover losses to policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through reduction in future premium taxes. Given the short period since inception, management believes that assessments against the Company for failures known to date will be minimal.

In recent years, companies in the life insurance and annuity business have faced increase litigation, including class action lawsuits alleging improper design, improper sales practices and similar claims. The Company is currently a defendant in a purported class action lawsuit alleging improper sales practices. The Company's motion for dismissal of this claim was recently granted and class certification was denied. However, the plaintiff may re-file the claim within a specified period of time.

In addition, the Company is from time to time subject to other legal proceeding and claims in the ordinary course of business, none of which management believe are likely to have a material adverse effect on the Company's financial position, results of operations or cash flows. There can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company's financial position, results of operations or cash flows.

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) (1) All Financial Statements are included in either the Prospectus or the Statement of Additional Information as indicated therein.(7)


    (2)  Financial Statement Schedules I, III, IV.(7)



       Schedule I -- Summary of Investments


       Schedule III -- Supplementary Insurance Information


       Schedule IV -- Reinsurance


       All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.


All required financial statements are included in Part B.

(b) Exhibits

(1)   Certified resolution of the board of directors of American Equity
      Investment Life Insurance Company (the "Company") establishing American
      Equity Life Annuity Account (the "Account").(1)
(2)   Not Applicable.
(3) (a) Form of Underwriting agreement among the Company, the Account and American Equity Capital, Inc.(3)
      (b) Form of Sales Agreement.(2)
      (c) Form of Wholesaling Agreement.(2)
(4)   (a) Contract Form.(1)
      (b) Variable Settlement Agreement.(4)
      (c) Incremental Death Benefit Rider.(5)
(5)   Contract Application.(2)
(6)   (a) Articles of Incorporation of the Company.(1)
      (b) By-Laws of the Company.(1)
(7)   Not Applicable.
(8)   (a) Participation agreement relating to EquiTrust Variable Insurance
      Series Fund.(2)
      (a)(1) Amended Schedule to Participation Agreement.(6)
      (b) Participation agreement relating to Dreyfus Variable Investment
      Fund.(2)
      (b)(1) Form of Amended Schedule to Participation Agreement.(6)
      (c) Participation agreement relating to T. Rowe Price Equity Series, Inc.
      and T. Rowe Price International Series, Inc.(2)
      (d) Form of Participation agreement relating to American Century Funds.(6)
      (e) Participation agreement relating to Franklin Templeton Funds.(6)
      (f) Participation agreement relating to JP Morgan Series Trust II.(6)
      (g) Participation agreement relating to Summit Pinnacle Series.(6)
(9)   Opinion and Consent of Whitfield & Eddy, P.L.C.(7)
(10)  (a) Consent of Sutherland Asbill & Brennan LLP.(7)
      (b) Consent of Ernst & Young LLP.(7)
      (c) Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Consulting
      Actuary.(7)

(11)  Not Applicable.
(12)  Not Applicable.
(13)  Not Applicable.
(14)  Powers of Attorney.(1)


------------------------

(1) Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-46593) on February 19, 1998.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-46593) filed on June 9, 1998.

(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-46593) filed on April 30, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-46593) filed on
    February 25, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-46593) filed on
    February 23, 2001.


(6) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-46593) filed with the Securities and Exchange Commission on September 27, 2001.


(7) Filed herein.

ITEM 25.  DIRECTORS AND OFFICERS OF THE COMPANY


NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES**
David J. Noble                              Chairman, Chief Executive Officer and Director, American
                                              Equity Investment Life Insurance Company; Chairman,
                                              President & CEO, The Statesman Group, Inc.; Vice
                                              Chairman and Director, American Life & Casualty
                                              Insurance Company.
Kevin R. Wingert                            President and Director, American Equity Investment Life
                                              Insurance Company.
James M. Gerlach                            Executive Vice President, Chief Marketing Officer and
                                              Director, American Equity Investment Life Insurance
                                              Company; Executive Vice President, Secretary and
                                              Director, American Life & Casualty Insurance Company.
Terry A. Reimer                             Executive Vice President, Chief Operating Officer,
                                              Treasurer and Director, American Equity Investment Life
                                              Insurance Company; Executive Vice President, Chief
                                              Operating Officer and Director, American Life & Casualty
                                              Insurance Company.
Debra J. Richardson                         Senior Vice President, Corporate Secretary and Director,
                                              American Equity Investment Life Insurance Company; Vice
                                              President and Assistant Secretary, The Statesman Group,
                                              Inc.; Vice President and Assistant Secretary, American
                                              Life & Casualty Insurance Company.
Jack Schroeder                              Vice Chairman and Director, American Equity Investment
                                              Life Insurance Company; President, American Life &
                                              Casualty Insurance Company.
David S. Mulcahay                           Director, Americn Equity Investment Life Insurance
400 Locust Street, 160 Capital                Company; Principal, MABSCO Capital Inc.; President,
Square, Des Moines, IA 50309                  Monarch Manufacturing Company; Partner, Ernst & Young
                                              LLP.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES**
William J. Oddy                             Director, American Equity Investment Life Insurance
5400 University Avenue.                       Company; Chief Executive Officer and Management
West Des Moines, IA 50266                     Director, FBL Financial Group, Inc.


    * The principal business address of each person listed, unless otherwise indicated, is 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.

    ** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by American Equity Investment Life Holding Company. This Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

                AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
                                OWNERSHIP CHART

                                                             American Equity Investment
                                                                Life Holding Company
                                                               (an Iowa corporation)
                                                                         /
                                                                         /
------------------------------------------------------------------------------------------------------------
        /                   /                   /                      /                        /
        /                   /                   /                      /                        /
 American Equity     American Equity     American Equity        American Equity          American Equity
 Capital Trust I     Capital Trust II      Capital Inc.         Investment Life            Investment
   (a Delaware         (a Delaware           (an Iowa              Insurance            Properties, L.C.
 business trust)     business trust)       corporation)             Company             (an Iowa limited
                                                             (an Iowa corporation)     liability company)
                                                                       /
                                                                   American
                                                                Investment Life
                                                               Insurance Company
                                                              of New York (a New
                                                               York Corporation)

ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 31, 2003, there were 31 Contract Owners.


ITEM 28.  INDEMNIFICATION

Article XII of the Company's By-Laws provides for the indemnification by the Company of any person who is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
Article XII also provides for the indemnification by the Company of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or another enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) American Equity Capital, Inc. is the registrant's principal underwriter.

(b) Officers and Directors of American Equity Capital, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITIONS AND OFFICES
Kevin Wingert                                  President and Director
Terry A. Reimer                                Chief Financial Officer, Treasurer and Director

NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITIONS AND OFFICES
Ronald Grensteiner                             Vice President--Marketing
Harley A. Whitfield, Jr.                       Chief Compliance Officer and Director
Judith Z. Karcher                              Assistant Compliance Officer
Brent Mardis                                   Chief Actuary
Wendy L. Carlson                               Secretary

    * The principal business address of all of the persons listed above is 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266.


(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                  NET UNDERWRITING
      NAME OF PRINCIPAL            DISCOUNTS AND      COMPENSATION ON   BROKERAGE
         UNDERWRITER                COMMISSIONS         REDEMPTION     COMMISSIONS   COMPENSATION
American Equity Capital, Inc.            NA                 NA           $24,960          NA


ITEM 30.  LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5000 Westown Parkway, Suite 440, West Des Moines, Iowa 50266 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the contracts offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Contract offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through
(4) of that letter will be complied with.

(e) The Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American Equity Life Annuity Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of West Des Moines, State of Iowa, on the 25th day of April, 2003.


                                AMERICAN EQUITY INVESTMENT
                                LIFE INSURANCE COMPANY
                                AMERICAN EQUITY LIFE ANNUITY ACCOUNT

                                By:               /s/ D. J. NOBLE
                                     -----------------------------------------
                                                    D. J. Noble
                                                      CHAIRMAN
                                     American Equity Investment Life Insurance
                                                      Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

       /s/ D. J. NOBLE          Chairman and Director
------------------------------    [Principal Executive        April 25, 2003
         D. J. Noble              Officer]

                                Chief Financial Officer
     /s/ TERRY A. REIMER          and Director [Principal
------------------------------    Financial Officer]          April 25, 2003
       Terry A. Reimer            [Principal Accounting
                                  Officer]

              *
------------------------------  President and Director        April 25, 2003
        Kevin Wingert

              *
------------------------------  Director                      April 25, 2003
       James M. Gerlach

              *
------------------------------  Director                      April 25, 2003
       David S. Mulcahy

              *
------------------------------  Director                      April 25, 2003
       William J. Oddy

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

              *
------------------------------  Director                      April 25, 2003
     Debra J. Richardson

              *
------------------------------  Director                      April 25, 2003
      Jack W. Schroeder



  *By:          /s/ DEBRA J. RICHARDSON
           ---------------------------------
                  Debra J. Richardson
             PURSUANT TO POWER OF ATTORNEY